PROSPECTUS

                           MORGAN STANLEY DEAN WITTER
                               PRIME INCOME TRUST
                                  -----------

    MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST (THE "TRUST") IS AN INVESTMENT COMPANY WHICH SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL. THE TRUST SEEKS TO ACHIEVE ITS OBJECTIVE THROUGH INVESTMENT PRIMARILY IN SENIOR LOANS. SENIOR LOANS ARE LOANS MADE TO CORPORATIONS, PARTNERSHIPS AND OTHER ENTITIES, THAT HOLD THE MOST SENIOR POSITIONS IN A BORROWER'S CAPITAL STRUCTURE. THE SENIOR LOANS IN WHICH THE TRUST INVESTS ARE SECURED BY COLLATERAL THAT THE INVESTMENT ADVISOR BELIEVES TO HAVE A MARKET VALUE AT THE TIME OF THE LOAN THAT EQUALS OR EXCEEDS THE AMOUNT OF THE SENIOR LOAN.
                              --------------------

    THE INTEREST RATE ON SENIOR LOANS GENERALLY WILL FLOAT OR RESET AT A SPECIFIED LEVEL ABOVE A GENERALLY RECOGNIZED BASE LENDING RATE SUCH AS THE PRIME RATE OR LIBOR. THE INVESTMENT ADVISOR BELIEVES THAT OVER TIME, THE EFFECTIVE YIELD OF THE TRUST WILL EXCEED MONEY MARKET RATES AND WILL TRACK THE MOVEMENT OF THE PUBLISHED PRIME RATE OF MAJOR U.S. BANKS.
                              --------------------

    SHARES OF THE TRUST ARE CONTINUOUSLY OFFERED AT A PRICE EQUAL TO THE THEN CURRENT NET ASSET VALUE PER SHARE WITHOUT AN INITIAL SALES CHARGE.
                              --------------------

    SHARES ARE NOT REDEEMABLE AND THERE IS NO SECONDARY MARKET FOR THE SHARES. THE BOARD OF TRUSTEES CURRENTLY INTENDS TO CONSIDER THE MAKING OF TENDER OFFERS ON A QUARTERLY BASIS TO REPURCHASE ALL OR A PORTION OF THE SHARES FROM SHAREHOLDERS AT THE THEN CURRENT NET ASSET VALUE PER SHARE. SHARES TENDERED THAT WERE HELD FOR LESS THAN FOUR YEARS ARE GENERALLY SUBJECT TO AN EARLY WITHDRAWAL CHARGE OF UP TO 3% OF THE ORIGINAL PURCHASE PRICE.
                              --------------------

    INVESTMENT IN THE TRUST INVOLVES A VARIETY OF RISKS WHICH YOU SHOULD CONSIDER PRIOR TO INVESTMENT. SEE "RISK FACTORS."
                              --------------------

    MORGAN STANLEY DEAN WITTER ADVISORS INC. IS THE INVESTMENT ADVISOR TO THE TRUST. THE ADDRESS OF THE TRUST IS TWO WORLD TRADE CENTER, NEW YORK, NY 10048. THE TRUST'S TELEPHONE NUMBER IS (212) 392-2550 OR (800) 869-NEWS. YOU SHOULD READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING.
                              --------------------

           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS.

                              --------------------


==================================================================================================
                                PRICE TO                                         PROCEEDS TO
                               PUBLIC (1)             SALES LOAD (1)            THE TRUST (2)
--------------------------------------------------------------------------------------------------
PER SHARE                         $9.84                    NONE                     $9.84
TOTAL (2)                    $3,363,055,078                NONE                $3,363,055,078
==================================================================================================


                                           (SEE FOOTNOTES ON INSIDE FRONT COVER)
                              --------------------

                  MORGAN STANLEY DEAN WITTER DISTRIBUTORS INC.


DECEMBER 20, 1999

(FOOTNOTES TO TABLE ON FRONT COVER)


(1) THE SHARES ARE OFFERED ON A BEST EFFORTS BASIS AT A PRICE EQUAL TO THE NET ASSET VALUE PER SHARE WHICH AS OF THE DATE OF THE PROSPECTUS IS $9.84.



(2) ASSUMING ALL SHARES CURRENTLY REGISTERED ARE SOLD PURSUANT TO THIS CONTINUOUS OFFERING AT A PRICE OF $9.84 PER SHARE. THE TRUST COMMENCED OPERATIONS ON NOVEMBER 30, 1989, FOLLOWING COMPLETION OF A FIRM COMMITMENT UNDERWRITING FOR 10,921,751 SHARES, WITH NET PROCEEDS TO THE TRUST OF $109,217,510. THE TRUST COMMENCED THE CONTINUOUS OFFERING OF ITS SHARES ON DECEMBER 4, 1989.


    NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE PRINCIPAL UNDERWRITER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.
                            ------------------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Summary of Trust Expenses...............................................      3
Prospectus Summary......................................................      4
Financial Highlights....................................................      7
The Trust and its Advisor...............................................      8
Investment Objective and Policies.......................................     11
Risk Factors............................................................     15
Investment Practices....................................................     19
Investment Restrictions.................................................     21
Trustees and Officers...................................................     24
Investment Advisory Agreement...........................................     31
Administrator and Administration Agreement..............................     33
Portfolio Transactions..................................................     34
Determination of Net Asset Value........................................     35
Dividends and Distributions.............................................     36
Taxation................................................................     37
Description of Shares...................................................     39
Share Repurchases and Tenders...........................................     41
Purchase of Shares......................................................     43
Yield Information.......................................................     44
Custodian, Dividend Disbursing and Transfer Agent.......................     44
Reports to Shareholders.................................................     45
Legal Counsel...........................................................     45
Experts.................................................................     45
Additional Information..................................................     45
Report of Independent Accountants.......................................     46
Financial Statements--September 30, 1999................................     47
Appendix A..............................................................     69

                            ------------------------

SUMMARY OF TRUST EXPENSES
--------------------------------------------------------------------------------

    The expenses and fees set forth in the table are for the fiscal year ended September 30, 1999.

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------
Sales Load Imposed on Purchases.............................        None
Sales Load Imposed on Reinvested Dividends..................        None
Early Withdrawal Charge.....................................        3.0%
An early withdrawal charge is imposed on tenders at the
 following declining rates:
                                                              EARLY WITHDRAWAL
  YEAR AFTER PURCHASE                                              CHARGE
------------------------------------------------------------  ----------------
  First.....................................................        3.0%
  Second....................................................        2.5%
  Third.....................................................        2.0%
  Fourth....................................................        1.0%
  Fifth and thereafter......................................        None
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS)
Investment Advisory Fees....................................       0.85%
Interest Payments on Borrowed Funds.........................        None
Sum of Other Expenses.......................................       0.37%
Total Annual Expenses.......................................       1.22%

EXAMPLE                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------                                   ------  -------  -------  --------
You would pay the following expenses on
 a $1,000 investment, assuming (1) 5%
 annual return and (2) tender at the end
 of each time period:...................   $ 42     $59      $67      $148
You would pay the following expenses on
 the same investment, assuming no
 tender:................................   $ 12     $39      $67      $148

------------------------
    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE TRUST MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Trust will bear directly or indirectly. For a more complete description of these costs and expenses, see the cover page of this Prospectus and "Investment Advisory Agreement," "Administrator and Administration Agreement" and "Share Repurchases and Tenders--Early Withdrawal Charge" in this Prospectus.

                               PROSPECTUS SUMMARY

    KEY INFORMATION ABOUT THE TRUST IS SUMMARIZED BELOW. YOU SHOULD READ IT IN LIGHT OF THE MORE DETAILED INFORMATION SET FORTH LATER IN THIS PROSPECTUS.

PURCHASE OF SHARES...........  Shares of the Trust are continuously offered for sale at the then net asset value per share without an initial sales
                               charge. The minimum initial investment in the Trust is
                               $1,000. Subsequent investments must be at least $100. Shares may be purchased through Dean Witter Reynolds Inc. and other selected broker-dealers.
INVESTMENT OBJECTIVE AND
POLICIES.....................  The investment objective of the Trust is to provide a high level of current income consistent with the preservation of capital. The Trust seeks to achieve its objective through
                               investment primarily in Senior Loans. There is no assurance that the Trust will achieve this objective.
                               Senior Loans are loans made to corporations, partnerships
                               and other entities which hold the most senior position in a borrower's capital structure. The Senior Loans in which the
                               Trust invests are secured by collateral that the Investment
                               Advisor believes to have a market value at the time of the loan which equals or exceeds the amount of the Senior Loan.
                               The interest rate on Senior Loans generally will float or
                               reset at a specified level above a generally recognized base lending rate such as the prime rate quoted by a major U.S.
                               bank ("Prime Rate") or the London Inter-Bank Offered Rate
                               ("LIBOR").
                               The Trust invests, under normal market conditions, at least
                               80% of its total assets in Senior Loans. The remainder of
                               its assets are invested in cash or short-term high quality money market instruments. Senior Loans in which the Trust
                               may invest typically are originated, negotiated and
                               structured by a syndicate of lenders ("Lenders") and
                               administered on behalf of the Lenders by an agent bank
                               ("Agent"). The terms of the loan are set forth in a loan
                               agreement (the "Loan Agreement"). The Trust may acquire such syndicated Senior Loans ("Syndicated Loans") in one of three ways: (i) it may act as a Lender; (ii) it may acquire an
                               Assignment; or (iii) it may acquire a Participation. Senior
                               Loans may also take the form of debt obligations of
                               Borrowers issued directly to investors in the form of debt securities ("Senior Notes").
                               An Assignment is a sale by a Lender or other third party of its rights in a Senior Loan. Generally, when the Trust
                               purchases an Assignment, it obtains all of the rights of a
                               Lender. In some cases, however, the Assignment may be of a more limited nature and the Trust may have no contractual
                               relationship with the Borrower. In such instances, the Trust would be required to rely on the Lender or other third party from which it acquired the Assignment to demand payment and enforce its rights under the Senior Loan.
                               A Participation is an interest in a Senior Loan acquired
                               from a Lender or other third party (the "Selling
                               Participant"). Payment of principal and interest received by the Selling Participant are passed through to the holder of the Participation. When the Trust acquires a Participation it will

                               have a contractual relationship with the Selling Participant but not the Borrower. As a result, the Trust assumes the
                               credit risk of the Borrower, the Selling Participant and any other prior Selling Participant.
INVESTMENT ADVISOR...........  Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or
                               the "Investment Advisor") is the Trust's Investment Advisor.
                               The Investment Advisor is a wholly-owned subsidiary of
                               Morgan Stanley Dean Witter & Co., a preeminent global
                               financial services firm that maintains leading market
                               positions in each of its three primary businesses --
                               securities, asset management and credit services.
                               The Investment Advisor and its wholly-owned subsidiary,
                               Morgan Stanley Dean Witter Services Company Inc., serve in various investment management, advisory, management, and
                               administrative capacities to 97 investment companies, 28 of which are listed on the New York Stock Exchange, with
                               combined assets of approximately $140 billion as of
                               November 30, 1999.
ADVISORY FEE.................  The Trust pays the Investment Advisor an advisory fee calculated at an annual rate of 0.90% of average daily net assets on assets of the Trust up to $500 million, at an
                               annual rate of 0.85% of average daily net assets on assets of the Trust exceeding $500 million up to $1.5 billion, at an annual rate of 0.825% of average daily net assets on
                               assets of the Trust exceeding $1.5 billion up to
                               $2.5 billion and at an annual rate of 0.80% of the average daily net assets of the Trust exceeding $2.5 billion.
ADMINISTRATOR................  Morgan Stanley Dean Witter Services Company Inc. ("MSDW
                               Services" or the "Administrator"), a wholly-owned subsidiary of MSDW Advisors, the Investment Advisor of the Trust, is
                               the Administrator of the Trust. See "Administrator and
                               Administration Agreement" and "Purchase of Shares."
ADMINISTRATION FEE...........  The Trust pays the Administrator a monthly fee at an annual rate of 0.25% of the Trust's daily net assets. See
                               "Administrator and Administration Agreement."
DIVIDENDS AND
DISTRIBUTIONS................  Income dividends are declared daily and paid monthly.
                               Dividends and distributions to holders of Shares cannot be assured, and the amount of each monthly payment may vary.
                               Capital gains, if any, will be distributed at least
                               annually. All dividends and capital gains distributions will be reinvested automatically in additional Shares, unless you elect to receive cash distributions. See "Dividends and
                               Distributions" and "Taxation."
SHARE REPURCHASES AND
TENDERS......................  The Board of Trustees of the Trust currently intends, each quarter, to consider authorizing the Trust to make tender
                               offers for all or a portion of its outstanding Shares at the then current net asset value of the Shares. An early
                               withdrawal charge payable to the Investment Advisor of up to
                               3.0% of the original purchase price of such Shares will be imposed on most Shares accepted for tender that have been
                               held for four years or less. There is no guarantee that the
                               Trust will in fact make a tender offer for any of its Shares or that if a tender offer is made, all or any Shares

                               tendered will be purchased by the Trust. If a tender offer is not made or Shares are not purchased pursuant to a tender offer you may not be able to sell your Shares. The Trust may borrow to finance tender offers.
CUSTODIAN....................  The Bank of New York serves as Custodian of the Trust's assets. See "Custodian, Dividend Disbursing and Transfer
                               Agent."
RISK FACTORS.................  An investment in the Trust involves a number of risks. The
                               Borrower, under a Senior Loan, may fail to make scheduled
                               payments of principal and interest, which could result in a decline in net asset value and a reduction of the Trust's
                               yield. While each Senior Loan will be collateralized, there is no guarantee that the collateral securing a Senior Loan will be sufficient to protect the Trust against losses or a decline in income in the event of a Borrower's non-payment of principal and/or interest. The Trust may invest in Senior
                               Loans made in connection with leveraged buyout transactions, recapitalizations, and other highly leveraged transactions.
                               These types of Senior Loans are subject to greater risks
                               than are other Senior Loans in which the Trust may invest.
                               Senior Loans are not traded on an exchange nor is there any regular secondary market. Due to the illiquidity of Senior
                               Loans, the Trust may not be able to dispose of its
                               investment in Senior Loans in a timely fashion and at a fair price. The Trust may invest in Senior Loans made to non U.S.
                               borrowers, provided the Senior Loans are U.S. dollar-
                               denominated. Loans to non-U.S. borrowers, involve a variety of risks not present in the case of Senior Loans to U.S.
                               borrowers.
                               A substantial portion of the Senior Loans in which the Trust invests may be rated by a national statistical rating
                               organization below investment grade.
                               An investment in the Shares should be considered illiquid.
                               There is no secondary market for the Shares and none is
                               expected to develop.
                               The above risks and others to which the Trust is subject,
                               are discussed in greater detail under the heading "Risk
                               Factors."
ANTI-TAKEOVER PROVISIONS.....  The Trust's Declaration of Trust includes anti-takeover provisions. These include the requirement for a 66%
                               shareholder vote to remove Trustees and for certain mergers, issuances of Shares and asset acquisitions. These provisions could have the effect of limiting the ability of other
                               persons or entities to acquire control of the Trust and of depriving holders of Shares of an opportunity to sell their
                               Shares at a premium above prevailing market prices by
                               discouraging a third party from seeking to obtain control of the Trust. See "Description of Shares--Anti-Takeover
                               Provisions."

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by PricewaterhouseCoopers LLP, independent accountants. This data should be read in conjunction with the financial statements, and notes thereto, and the unqualified report of independent accountants which are contained in this Prospectus commencing on page 46. As noted in the financial statements the Trust invests primarily in senior collateralized loans which values have been determined in accordance with the procedures adopted by the Trustees in the absence of readily ascertainable market values.

                                                           FOR THE YEAR ENDED SEPTEMBER 30,
                            ----------------------------------------------------------------------------------------------
                               1999        1998        1997       1996      1995      1994      1993      1992      1991
                            ----------  ----------  ----------  --------  --------  --------  --------  --------  --------
SELECTED PER SHARE DATA:
Net asset value, beginning
 of period................  $     9.91  $     9.95  $     9.94  $   9.99  $  10.00  $   9.91  $   9.99  $  10.00  $  10.00
                            ----------  ----------  ----------  --------  --------  --------  --------  --------  --------
Income (loss) from
 investment operations:
  Net investment income...        0.70        0.71        0.75      0.74      0.82      0.62      0.55      0.62      0.84
  Net realized and
   unrealized gain
   (loss).................       (0.05)      (0.03)     --         (0.04)     0.01      0.09     (0.08)    (0.01)    --
                            ----------  ----------  ----------  --------  --------  --------  --------  --------  --------
Total income from
 investment operations....        0.65        0.68        0.75      0.70      0.83      0.71      0.47      0.61      0.84
                            ----------  ----------  ----------  --------  --------  --------  --------  --------  --------
Less dividends and
 distributions from:
  Net investment income...       (0.69)      (0.72)      (0.74)    (0.75)    (0.81)    (0.62)    (0.55)    (0.62)    (0.84)
  Net realized gain.......      --          --          --         --        (0.03)    --        --        --        --
                            ----------  ----------  ----------  --------  --------  --------  --------  --------  --------
Total dividends and
 distributions............       (0.69)      (0.72)      (0.74)    (0.75)    (0.84)    (0.62)    (0.55)    (0.62)    (0.84)
                            ----------  ----------  ----------  --------  --------  --------  --------  --------  --------
Net asset value, end of
 period...................  $     9.87  $     9.91  $     9.95  $   9.94  $   9.99  $  10.00  $   9.91  $   9.99  $  10.00
                            ==========  ==========  ==========  ========  ========  ========  ========  ========  ========
TOTAL RETURN+.............       6.72%       7.14%       7.78%     7.25%     8.57%     7.32%     4.85%     6.23%     8.77%
RATIOS TO AVERAGE NET
 ASSETS:
  Expenses................       1.22%       1.29%       1.40%     1.46%     1.52%     1.60%     1.45%     1.47%     1.52%
  Net investment income...       7.02%       7.17%       7.53%     7.50%     8.11%     6.14%     5.53%     6.14%     8.23%
SUPPLEMENTAL DATA:
  Net assets, end of
   period, in thousands...  $2,513,959  $1,996,709  $1,344,603  $939,471  $521,361  $305,034  $311,479  $413,497  $479,941
  Portfolio turnover
   rate...................         44%         68%         86%       72%      102%      147%       92%       46%       42%

                              FOR THE PERIOD
                            NOVEMBER 30, 1989*
                                  THROUGH
                            SEPTEMBER 30, 1990
                            -------------------
SELECTED PER SHARE DATA:
Net asset value, beginning
 of period................       $  10.00
                                 --------
Income (loss) from
 investment operations:
  Net investment income...           0.74
  Net realized and
   unrealized gain
   (loss).................          (0.01)
                                 --------
Total income from
 investment operations....           0.73
                                 --------
Less dividends and
 distributions from:
  Net investment income...          (0.73)
  Net realized gain.......       --
                                 --------
Total dividends and
 distributions............          (0.73)
                                 --------
Net asset value, end of
 period...................       $  10.00
                                 ========
TOTAL RETURN+.............          7.57%(1)
RATIOS TO AVERAGE NET
 ASSETS:
  Expenses................          1.48%(2)
  Net investment income...          8.95%(2)
SUPPLEMENTAL DATA:
  Net assets, end of
   period, in thousands...       $328,189
  Portfolio turnover
   rate...................            35%(1)

----------------------------------
* COMMENCEMENT OF OPERATIONS.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
  ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD. DIVIDENDS AND DISTRIBUTIONS ARE ASSUMED TO BE REINVESTED AT THE PRICES OBTAINED UNDER THE TRUST'S DIVIDEND REINVESTMENT PLAN.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.

THE TRUST AND ITS ADVISOR
--------------------------------------------------------------------------------

    Morgan Stanley Dean Witter Prime Income Trust (the "Trust") is a non-diversified, closed-end management investment company whose investment objective is to provide a high level of current income consistent with the preservation of capital. The Trust will seek to achieve its objective through investment primarily in senior collateralized loans ("Senior Loans") to corporations, partnerships and other entities ("Borrowers"). No assurance can be given that the Trust will achieve its investment objective. The Trust is designed primarily for long-term investment and not as a trading vehicle.

    The Trust is a trust of a type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on August 17, 1989 under the name "Allstate Prime Income Trust." Effective March 1, 1993, the Trust Agreement was amended to change the name of the Trust to "Prime Income Trust." Such amendment was made upon the approval by the shareholders of an investment advisory agreement with MSDW Advisors. On June 22, 1998, the Trustees of the Trust adopted an Amendment to the Trust's Declaration of Trust changing its name to "Morgan Stanley Dean Witter Prime Income Trust." The Trust commenced operations on November 30, 1989, following completion of a firm commitment initial underwriting for 10,921,751 Shares, with net proceeds to the Trust of $109,217,510. The Trust commenced the continuous offering of its shares on December 4, 1989. The Trust's principal office is located at Two World Trade Center, New York, New York 10048 and its telephone number is (212) 392-2550 or
(800) 869-NEWS. The Trust is offering continuously its shares of beneficial interest, $.01 par value (the "Shares"). See "Purchase of Shares."

    An investment in Shares offers several benefits. The Trust offers investors the opportunity to receive a high level of current income by investing in a professionally managed portfolio comprised primarily of Senior Loans, a type of investment typically not available to individual investors. In managing such a portfolio, the Investment Advisor provides the Trust and its shareholders with professional credit analysis and portfolio diversification. The Trust also relieves the investor of burdensome administrative details involved in managing a portfolio of Senior Loans, even if they were available to individual investors. Such benefits are at least partially offset by the expenses involved in operating an investment company, which consist primarily of management and administrative fees and operational costs. See "Investment Advisory Agreement" and "Administrator and Administration Agreement."

    On February 21, 1997 the Trust's Trustees approved a new investment advisory agreement (the "Advisory Agreement") with MSDW Advisors in connection with the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. (the "Merger"). The Trust's shareholders voted to approve the Advisory Agreement with MSDW Advisors at a Special Meeting of Shareholders held on May 20, 1997. The Advisory Agreement took effect on May 31, 1997 upon the consummation of the Merger. MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"). The Advisory Agreement is substantially identical to a prior investment advisory agreement which was initially approved by the Trust's Trustees on December 23, 1992 and by the Trust's shareholders on February 25, 1993, entered into with MSDW Advisors as a consequence of the withdrawal of Allstate Investment Management Company from its investment company advisory activities and its concomitant resignation as the Trust's Investment Advisor.


    MSDW Advisors and its wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 99 investment companies, 28 of which are listed on the New York Stock Exchange, with combined assets of approximately $140 billion at November 30, 1999.

    The Trust is managed within MSDW Advisors' Taxable Fixed-Income Group. Rajesh K. Gupta, Senior Vice President of MSDW Advisors and Director of the Taxable Fixed-Income Group and Chief Administrative Officer of Investments of MSDW Advisors, Sheila A. Finnerty, Senior Vice President of MSDW Advisors, and Peter Gewirtz, Vice President of MSDW Advisors, have been the primary portfolio managers primarily responsible for the management of the Trust's portfolio since February, 1998.


    MSDW Advisors is the investment manager or investment advisor of the following investment companies, which are collectively referred to as the "Morgan Stanley Dean Witter Funds":


OPEN-END FUNDS
  1  Active Assets California Tax-Free Trust
  2  Active Assets Government Securities Trust
  3  Active Assets Money Trust
  4  Active Assets Tax-Free Trust
  5  Morgan Stanley Dean Witter 21st Century Trend Fund
  6  Morgan Stanley Dean Witter American Opportunities Fund
  7  Morgan Stanley Dean Witter Aggressive Equity Fund
  8  Morgan Stanley Dean Witter Balanced Growth Fund
  9  Morgan Stanley Dean Witter Balanced Income Fund
     Morgan Stanley Dean Witter California Tax-Free Daily Income
 10   Trust
 11  Morgan Stanley Dean Witter California Tax-Free Income Fund
 12  Morgan Stanley Dean Witter Capital Growth Securities
     Morgan Stanley Dean Witter Competitive Edge Fund, "BEST
 13   IDEAS" Portfolio
 14  Morgan Stanley Dean Witter Convertible Securities Trust
     Morgan Stanley Dean Witter Developing Growth Securities
 15   Trust
 16  Morgan Stanley Dean Witter Diversified Income Trust
 17  Morgan Stanley Dean Witter Dividend Growth Securities Inc.
 18  Morgan Stanley Dean Witter Equity Fund
 19  Morgan Stanley Dean Witter European Growth Fund Inc.
 20  Morgan Stanley Dean Witter Federal Securities Trust
 21  Morgan Stanley Dean Witter Financial Services Trust
 22  Morgan Stanley Dean Witter Fund of Funds
 23  Morgan Stanley Dean Witter Global Dividend Growth Securities
 24  Morgan Stanley Dean Witter Global Utilities Fund
 25  Morgan Stanley Dean Witter Growth Fund
 26  Morgan Stanley Dean Witter Hawaii Municipal Trust
 27  Morgan Stanley Dean Witter Health Sciences Trust
 28  Morgan Stanley Dean Witter High Yield Securities Inc.
 29  Morgan Stanley Dean Witter Income Builder Fund
 30  Morgan Stanley Dean Witter Information Fund
 31  Morgan Stanley Dean Witter Intermediate Income Securities
 32  Morgan Stanley Dean Witter International Fund
 33  Morgan Stanley Dean Witter International SmallCap Fund
 34  Morgan Stanley Dean Witter Japan Fund
 35  Morgan Stanley Dean Witter Latin American Growth Fund
 36  Morgan Stanley Dean Witter Limited Term Municipal Trust
 37  Morgan Stanley Dean Witter Liquid Asset Fund Inc.

 38  Morgan Stanley Dean Witter Market Leader Trust
     Morgan Stanley Dean Witter Mid-Cap Dividend Growth
 39   Securities
 40  Morgan Stanley Dean Witter Mid-Cap Equity Trust
     Morgan Stanley Dean Witter Multi-State Municipal
 41   Series Trust
     Morgan Stanley Dean Witter Natural Resource Development
 42   Securities Inc.
     Morgan Stanley Dean Witter New York Municipal Money Market
 43   Trust
 44  Morgan Stanley Dean Witter New York Tax-Free Income Fund
 45  Morgan Stanley Dean Witter Next Generation Trust
     Morgan Stanley Dean Witter North American Government Income
 46   Trust
 47  Morgan Stanley Dean Witter Pacific Growth Fund Inc.
 48  Morgan Stanley Dean Witter Real Estate Fund
     Morgan Stanley Dean Witter Select Dimensions Investment
 49   Series
     Morgan Stanley Dean Witter Select Municipal Reinvestment
 50   Fund
 51  Morgan Stanley Dean Witter Short-Term Bond Fund
 52  Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
 53  Morgan Stanley Dean Witter SmallCap Growth Fund
 54  Morgan Stanley Dean Witter Special Value Fund
 55  Morgan Stanley Dean Witter Strategist Fund
 56  Morgan Stanley Dean Witter S&P 500 Index Fund
 57  Morgan Stanley Dean Witter S&P 500 Select Fund
 58  Morgan Stanley Dean Witter Tax-Exempt Securities Trust
 59  Morgan Stanley Dean Witter Tax-Free Daily Income Trust
 60  Morgan Stanley Dean Witter Total Market Index Fund
 61  Morgan Stanley Dean Witter Total Return Trust
     Morgan Stanley Dean Witter U.S. Government Money Market
 62   Trust
 63  Morgan Stanley Dean Witter U.S. Government Securities Trust
 64  Morgan Stanley Dean Witter Utilities Fund
 65  Morgan Stanley Dean Witter Value-Added Market Series
 66  Morgan Stanley Dean Witter Value Fund
 67  Morgan Stanley Dean Witter Variable Investment Series
 68  Morgan Stanley Dean Witter World Wide Income Trust


CLOSED-END FUNDS
     Morgan Stanley Dean Witter California Insured Municipal
  1   Income Trust
     Morgan Stanley Dean Witter California Quality Municipal
  2   Securities
  3  Morgan Stanley Dean Witter Government Income Trust
  4  Morgan Stanley Dean Witter High Income Advantage Trust
  5  Morgan Stanley Dean Witter High Income Advantage Trust II
  6  Morgan Stanley Dean Witter High Income Advantage Trust III
  7  Morgan Stanley Dean Witter Income Securities Inc.
     Morgan Stanley Dean Witter Insured California Municipal
  8   Securities
  9  Morgan Stanley Dean Witter Insured Municipal Bond Trust
 10  Morgan Stanley Dean Witter Insured Municipal Income Trust
 11  Morgan Stanley Dean Witter Insured Municipal Securities
 12  Morgan Stanley Dean Witter Insured Municipal Trust

     Morgan Stanley Dean Witter Municipal Income Opportunities
 13   Trust
     Morgan Stanley Dean Witter Municipal Income Opportunities
 14   Trust II
     Morgan Stanley Dean Witter Municipal Income Opportunities
 15   Trust III
 16  Morgan Stanley Dean Witter Municipal Income Trust
 17  Morgan Stanley Dean Witter Municipal Income Trust II
 18  Morgan Stanley Dean Witter Municipal Income Trust III
 19  Morgan Stanley Dean Witter Municipal Premium Income Trust
     Morgan Stanley Dean Witter New York Quality Municipal
 20   Securities
 21  Morgan Stanley Dean Witter Prime Income Trust
 22  Morgan Stanley Dean Witter Quality Municipal Income Trust
     Morgan Stanley Dean Witter Quality Municipal Investment
 23   Trust
 24  Morgan Stanley Dean Witter Quality Municipal Securities

    In addition, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), a wholly-owned subsidiary of MSDW Advisors, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment advisor (the "TCW/DW Term Trusts"):

CLOSED-END FUNDS
  1  TCW/DW Term Trust 2000
  2  TCW/DW Term Trust 2002
  3  TCW/DW Term Trust 2003

    MSDW Advisors also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company and; (ii) sub-administrator of Templeton Global Governments Income Trust, a closed-end investment company.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The Trust's investment objective is to provide a high level of current income consistent with the preservation of capital. The Trust will seek to achieve its objective through investment primarily in Senior Loans. Senior Loans in which the Trust will invest generally pay interest at rates which float or are reset at a margin above a generally recognized base lending rate. These base lending rates are the Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Prime Rate quoted by a major U.S. bank is the interest rate at which such bank is willing to lend U.S. dollars to creditworthy borrowers. LIBOR is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institutional depositors in the London interbank market on U.S. dollar-denominated deposits for a specified period of time. The CD rate is the average rate paid on large certificates of deposit traded in the secondary market. The Investment Advisor believes that over time the Trust's effective yield will exceed money market rates and will track the movements in the published Prime Rate of major U.S. banks, although it may not equal the Prime Rate. An investment in the Trust may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Trust will achieve its investment objective.

    Under normal market conditions, the Trust will invest at least 80% of its total assets in Senior Loans. The Trust currently intends to limit its investments in Senior Notes to no more than 20% of its total assets. The remainder of the Trust's assets may be invested in cash or in high quality debt securities with remaining maturities of one year or less, although it is anticipated that the debt securities in which the Trust invests will have remaining maturities of 60 days or less. Such securities may include commercial paper rated at least in the top two rating categories of either Standard & Poor's Corporation or Moody's Investors Service, Inc., or unrated commercial paper considered by the Investment Advisor to be of similar quality, certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such securities may pay interest at rates which are periodically redetermined or may pay interest at fixed rates. High quality debt securities and cash may comprise up to 100% of the Trust's total assets during temporary defensive periods when, in the opinion of the Investment Advisor, suitable Senior Loans are not available for investment by the Trust or prevailing market or economic conditions warrant.

    The Trust is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. It is currently anticipated that at least 80% of the Trust's total assets invested in Senior Loans will consist of Senior Loans with stated maturities of between three and ten years, inclusive, and with rates of interest which are redetermined either daily, monthly or quarterly. As a result of prepayments and amortization, however, it is expected that the actual maturities of Syndicated Loans will be approximately three to four years and of Senior Notes approximately six to seven years. The Senior Loans in the Trust's portfolio will at all times have a dollar-weighted average time until the next interest rate redetermination of 90 days or less.

    The Senior Loans in which the Trust will invest will consist primarily of direct obligations of a Borrower undertaken to finance the growth of the Borrower's business or to finance a capital restructuring. Such loans may include "leveraged buy-out" loans which are made to a Borrower for the purpose of acquiring ownership control of another company, whether as a purchase of equity or of assets or for a leveraged reorganization of the Borrower with no change in ownership. The Trust may invest in Senior Loans which are made to non-U.S. Borrowers, provided that the loans are dollar-denominated and any such Borrower meets the credit standards established by the Investment Advisor for U.S. Borrowers.

    Senior Loans hold the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower (i.e., have equal claims to the Borrower's assets). In order to borrow money pursuant to Senior Loans, a Borrower will frequently pledge as collateral its assets, including, but not limited to, trademarks, accounts receivable, inventory, buildings, real estate, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. A Loan Agreement may also require the Borrower to pledge additional collateral in the event that the value of the collateral falls. In certain instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Each Senior Loan in which the Trust will invest will be secured by collateral which the Investment Advisor believes to have a market value, at the time of acquisition of the Senior Loan, which equals or exceeds the principal amount of the Senior Loan. The value of such collateral generally will be determined by an independent appraisal and/or other information regarding the collateral furnished by the Agent. Such information will generally include appraisals in the case of assets such as real estate, buildings and equipment, audits in the case of inventory and analyses (based upon, among other things, investment bankers' opinions, fairness opinions and relevant transactions in the marketplace) in the case of other kinds of collateral. Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Restrictive covenants contained in a Loan Agreement may include mandatory prepayment provisions arising from excess cash flow and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of such covenants, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments.

    Nationally recognized rating agencies have begun assigning ratings to an increasing number of Senior Loans and a substantial portion of the Fund's investments in Senior Loans may be rated below investment grade. Debt securities rated below investment grade are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds." While the Investment Advisor may consider such ratings when determining whether to invest in a Senior Loan, it does not view ratings as a determinative factor in its investment decisions. Rather, the Investment Advisor will perform its own credit analysis of the Borrower and will consider, and may rely in part on, the analyses performed by Lenders other than the Trust. The Trust will invest only in those Senior Loans with respect to which the Borrower, in the opinion of the Investment Advisor, demonstrates the ability to meet debt service in a timely manner (taking into consideration the Borrower's capital structure, liquidity and historical and projected cash flow) and where the Investment Advisor believes that the market value of the collateral at the time of investment equals or exceeds the amount of the Senior Loan. The Investment Advisor will also consider the following characteristics: the operating history, competitive position and management of the Borrower; the business outlook of the Borrower's industry; the terms of the Loan Agreement (e.g., the nature of the covenants, interest rate and fees and prepayment conditions); whether the Trust will purchase an Assignment, Participation or act as a lender originating a Senior Loan; and the creditworthiness of and quality of service provided by the Agent and any Selling Participant or Intermediate Participants.

    Senior Loans typically are arranged through private negotiations between a Borrower and several financial institutions ("Lenders") represented in each case by one or more of such Lenders acting as agent ("Agent") of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently the commercial bank that originates the Senior Loan and the person that invites other parties to join the lending syndicate, typically will be primarily responsible for negotiating the loan agreement or agreements ("Loan Agreement") that establish the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of the Senior Loan. Agents are typically paid a fee or fees by the Borrower for their services.

    The Trust may invest in Senior Loans in the following ways: (i) it may purchase Participations, (ii) it may purchase Assignments of a portion of a Senior Loan, or (iii) it may act as one of the group of Lenders originating a Senior Loan.

    When the Trust is a Lender, or assumes all of the rights of a Lender through an assignment it will, as a party to the Loan Agreement, have a direct contractual relationship with the Borrower and may enforce compliance by the Borrower with the terms of the Loan Agreement. Lenders also have voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan, which percentage varies depending on the relevant Loan Agreement. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected.

    A Participation may be acquired from an Agent, a Lender or any other holder of a Participation ("Selling Participant"). Investment by the Trust in a Participation typically will result in the Trust having a contractual relationship only with the Selling Participant, not with the Borrower or any other entities interpositioned between the Trust and the Borrower ("Intermediate Participants"). The Trust will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Selling Participant and only upon receipt by such Selling Participant of such payments from the Borrower. In connection with purchasing Participations, the Trust generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to funds acquired by other Lenders through set-off against the Borrower and the Trust may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Trust will assume the credit risk of the Borrower, the Selling Participant and any Intermediate Participants. In the event of the insolvency of the Selling Participant or any Intermediate Participant, the Trust may be treated as a general creditor of such entity and may be adversely affected by any set-off between such entity and the Borrower. The Trust will acquire Participations only if the Selling Participant and any Intermediate Participant is a commercial bank or other financial institution with an investment grade long-term debt rating from either Standard and Poor's Corporation ("S&P") (rated BBB or higher) or Moody's Investors Service, Inc. ("Moody's") (rated Baa or higher), or with outstanding commercial paper rated at least in the top two rating categories of either of such rating agencies (at least A-2 by S&P or at least Prime-2 by Moody's) or, if such long-term debt and commercial paper are unrated, with long-term debt or commercial paper believed by the Investment Advisor to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured, although debt rated Baa by Moody's is considered to have speculative characteristics. Commercial paper rated A-2 by S&P indicates that the degree of safety regarding timely payment is considered by S&P to be strong, and issues of commercial paper rated Prime-2 by Moody's are considered by Moody's to have a strong capacity for repayment of senior short-term debt obligations.

    The Trust may also purchase Assignments from Lenders and other third parties. The purchaser of an Assignment typically succeeds to all the rights of the Lender or other third party whose interest is being assigned, but it may not be a party to the Loan Agreement and may be required to rely on such Lender or other third party to demand payment and enforce its rights against the Borrower. Assignments are arranged through private negotiations between potential assignors and potential assignees; consequently, the rights and obligations acquired by the purchaser of an Assignment may differ from and be more limited than those held by the assignor.

    In determining whether to purchase Participations or Assignments or act as one of a group of Lenders, the Investment Advisor will consider the availability of each of these forms of investments in Senior Loans, the terms of the Loan Agreement, and in the case of Participations, the creditworthiness of the Selling Participant and any Intermediate Participants.

    In connection with the purchase of interests in Senior Loans, the Trust may also acquire warrants and other equity securities of the Borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Trust's purchase of interests in Senior Loans.

    The investment objective of the Trust and its policy to invest, under normal market conditions, at least 80% of its total assets in Senior Loans, are fundamental policies of the Trust and may not be changed without the approval of a majority of the outstanding voting securities of the Trust, as defined in the 1940 Act. Such a majority is defined as the lesser of (i) 67% or more of the Trust's Shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding Shares of the Trust are present or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Trust. Except as otherwise specified, all other investment policies of the Trust are not fundamental and may be changed by the Board of Trustees without shareholder approval.

    The Trust may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. When the Trust buys an interest in a Senior Loan, it may receive a facility fee, which is a fee paid to Lenders upon origination of a Senior Loan and/or a commitment fee which is a fee paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. In certain circumstances, the Trust may receive a prepayment penalty on the prepayment of a Senior Loan by a Borrower. When the Trust sells an interest in a Senior Loan it may be required to pay fees or commissions to the purchaser of the interest. The extent to which the Trust will be entitled to receive or be required to pay such fees will generally be a matter of negotiation between the Trust and the party selling to or purchasing from the Trust. The Investment Advisor currently anticipates that the Trust will continue to receive and/or pay fees and commissions in a majority of the transactions involving Senior Loans.

    Lenders commonly have certain obligations pursuant to the Loan Agreement, which may include the obligation to make additional loans or release collateral in certain circumstances. The Trust will maintain on its books a segregated account with its custodian bank in which it will maintain cash or high quality debt securities equal in value to its commitments to make such additional loans. In no event will such commitments exceed 20% of the Trust's total assets.

RISK FACTORS
--------------------------------------------------------------------------------

GENERAL

    The Trust invests primarily in Senior Loans on which the interest rate is periodically adjusted in response to interest rate changes on short-term investments. This policy should result in a net asset value which fluctuates less than would a portfolio consisting primarily of fixed rate obligations. A number of factors may, however, cause a decline in net asset value, including a default on a Senior Loan, a material deterioration of a Borrower's perceived or actual credit worthiness, and/or an increase in interest rates not immediately reflected in the interest rate payable on Senior Loans. A sudden and extreme increase in interest rates is particularly likely to cause a decline in net asset value. Also, a change in the manner in which interest rates on Senior Loans are set (E.G., interest rates are set at a higher or lower margin above the Prime Rate, LIBOR, or other base lending rate) or other changes in pricing parameters for Senior Loans, may also cause the Trust's net asset value to fluctuate.

ILLIQUIDITY OF SHARES

    An investment in the Shares should be considered illiquid. There is no secondary market for the Shares and none is expected to develop.

CREDIT RISK

    Senior Loans are subject to credit risks. Credit risk is the risk that the Borrower will fail to make timely payments of principal and/or interest. The non-receipt of scheduled payments of principal or interest, either because of a default, bankruptcy or other reason, could result in a reduction of the Trust's yield and a decline in net asset value.

    The Trust may invest in Senior Loans made in connection with leveraged buy-out transactions, recapitalizations and other highly leveraged transaction. These types of Senior Loans are subject to greater risks than are other kinds of Senior Loans in which the Trust may invest. The value of such loans may also be subject to a greater degree of volatility in response to interest rate fluctuations.

    The Investment Advisor will invest only in Senior Loans secured by collateral with a value, in its view, of at least equal to the amount of the Senior Loan. There is no guarantee, however, that the collateral securing a Senior Loan will be sufficient to protect the Trust against losses or a decline in income in the event of the Borrower's non-payment of principal and/or interest. For example, the value of the collateral could, subsequent to the Trust's investment in the Senior Loan, decline below the amount of the Senior Loan. In addition, it may not be possible to liquidate the collateral promptly. Also, in the event that a Borrower declares bankruptcy, a court could invalidate the Trust's security interest in the loan collateral, or subordinate the Trust's rights under the Senior Loan to other creditors of the Borrower.

LOWER-RATED SECURITIES

    A substantial portion of the Senior Loans in which the Trust invests may be rated by a national statistical rating organization below investment grade, or if unrated, of comparable quality. Debt securities rated below investment grade, or if unrated, of comparable quality, are commonly referred to as "junk bonds." Junk bonds are regarded by the rating agencies as having speculative characteristics. The prices of junk bonds are more sensitive to negative corporate developments such as a decline in profits or adverse economic conditions such as a recession than are the prices of higher rated securities.

LIMITED PUBLIC INFORMATION

    The amount of public information with respect to Senior Loans will generally be less extensive than that available for securities registered with the Securities and Exchange Commission and/or listed on a national securities exchange. As a result, the performance of the Trust and its ability to meet its investment objective is more dependent upon the analytical ability of the Investment Advisor than would be the case for an investment company that invests primarily in registered and/or exchange listed securities.

ILLIQUIDITY OF SENIOR LOANS

    Senior Loans may be transferable among financial institutions, however, they do not, at present, have the liquidity of conventional debt securities and are often subject to restrictions on resale. For example, bank approval is often required for the resale of interests in Senior Loans. Due to the illiquidity of Senior Loans the Trust may not be able to dispose of its investments in Senior Loans in a timely fashion and at a fair price. The inability to do so could result in losses to the Trust.

RELIANCE UPON AGENT

    An Agent typically administers a Senior Loan and is responsible for the collection of principal and interest payments from the Borrower. The Trust will generally rely on the Agent to collect and to transmit to the Trust its portion of the payments on the Senior Loan. The Trust also generally will rely on the Agent to monitor compliance by the Borrower with the terms of the Loan Agreement and to notify the Trust of any adverse change in the Borrower's financial condition or any declaration of insolvency. In addition, the Trust will rely on the Agent to use appropriate creditor remedies against the Borrower in the event of a default. Accordingly, the Trust's success may be dependent in part upon the skill of Agents in administering the terms of Loan Agreements, monitoring Borrower compliance, collecting principal, interest and fee payments from Borrowers, and where necessary, enforcing creditors remedies against Borrowers.

    The Agent's appointment may be terminated if the Agent becomes insolvent, goes into bankruptcy, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority. In such event, a successor agent would be appointed. Assets held by the Agent under the Loan Agreement should remain available to holders of Loans. However, if assets held by the Agent for the benefit of the Trust were determined by an appropriate regulatory authority or court to be subject to the claims of the Agent's general or secured creditors, the Trust might incur certain costs and delays in realizing payment on a Senior Loan or suffer a loss of principal and/or interest. Furthermore, in the event of the Borrower's bankruptcy or insolvency, the Borrower's obligation to repay the Loan may be subject to certain defenses that the Borrower can assert as a result of improper conduct by the Agent.

PARTICIPATIONS

    The Trust may invest in Participations. Because the holder of a Participation generally has no contractual relationship with the Borrower, the Trust will have to rely upon a Selling Participant and/or Intermediate Participant to pursue appropriate remedies against a Borrower in the event of a default. As a result, the Trust may be subject to delays, expenses and risks that are greater than those that would be involved if the Trust could enforce its rights directly against the Borrower or through the Agent.

    A Participation also involves the risks that the Trust may be regarded as a creditor of a Selling Participant and/or Intermediate Participant rather than of the Borrower. If so, the Trust would be subject to the risk that a Selling Participant may become insolvent.

PREPAYMENTS

    The Borrower of a Senior Loan, in some cases, may prepay the Senior Loan. Prepayments could adversely affect the Trust's yield to the extent that the Trust is unable to reinvest promptly payments in Senior Loans or if such prepayments were made during a period of declining interest rates.

LOANS TO FOREIGN BORROWERS

    The Trust may invest in U.S. dollar denominated Senior Loans made to non U.S. Borrowers. These Senior Loans may involve additional risks. Foreign companies are not generally subject to uniform accounting and financial reporting standards comparable to those applicable to U.S. borrowers. It may be more difficult to value and monitor the value of collateral underlying Senior Loans to non U.S. Borrowers. In addition, there is generally less government supervision and regulation of financial markets and listed companies in foreign countries than in the U.S. Investments in Senior Loans to non U.S. borrowers also involves the risks of adverse political and economic developments. In addition, such loans involve foreign currency risks to the extent that a decline in a non U.S. Borrower's own currency relative to the dollar may impair such Borrower's ability to make timely payments of principal and/or interest on a Senior Loan.

CONCENTRATION


    The Trust will treat the Borrower and the Agent Bank, and, with respect to Participations, each financial institution interposed between the Borrower and the Trust, as an issuer of a Senior Loan or Participation for the purpose of determining the Trust's concentration in a particular industry. As a result, 25% or more of the Trust's assets will be invested in the industry group consisting of financial institutions and their holding companies. Banking and thrift institutions are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which such institutions may make and the interest rates and fees which such institutions may charge. The profitability of these institutions is largely dependent on the availability and cost of capital funds, and has shown significant recent fluctuation as a result of volatile interest rate levels. In addition, general economic conditions are important to the operations of these institutions, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect. Insurance companies also are affected by economic and financial conditions and are subject to extensive government regulation, including rate regulation. The property and casualty industry is cyclical, being subject to dramatic swings in profitability which can be affected by natural catastrophes and other disasters. Individual companies may be exposed to material risks, including reserve inadequacy, latent health exposure, and inability to collect from their reinsurance carriers. The financial services area is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. In this regard, recent business combinations have included insurance, finance and securities brokerage under single ownership.


NON-DIVERSIFICATION

    The Trust may invest up to 10% of its assets in Senior Loans made to any single Borrower. To the extent that the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the value of the Trust's investments may be more affected by any single adverse economic, political or regulatory event than will the value of the investments of a more diversified investment company.

SENIOR NOTES

    The Trust is authorized to invest in Senior Notes. It is anticipated that Senior Notes purchased by the Trust will generally bear a higher rate of interest than Syndicated Loans. Such securities may, however, involve greater risks than those associated with Syndicated Loans. The covenants and restrictions to which the Borrower would be subject in the case of Senior Notes may not be as rigorous in all respects as those to which the Borrower would be subject in the case of a Syndicated Loan. Also, the scope of financial information respecting the Borrower available to investors in Senior Notes may be more limited than that available to Syndicated Loan Lenders. In addition, a Syndicated Loan typically requires steady amortization of principal throughout the life of the loan whereas Senior Notes, typically, are structured to allow Borrowers to repay principal later in the life of the loan.

YEAR 2000

    The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

    In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000.

Improperly functioning trading systems may result in settlement problems and liquidity issues. Corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

INVESTMENT PRACTICES
--------------------------------------------------------------------------------

    The following investment practices apply to the portfolio investments of the Trust and may be changed by the Trustees of the Trust without shareholder approval, following written notice to shareholders.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

    The Trust may purchase and sell interests in Senior Loans and other securities in which the Trust may invest or dispose of on a when-issued or delayed delivery basis; i.e., delivery and payment can take place more than 30 days after the date of the transaction. The interests or securities so purchased or sold are subject to market fluctuation during this period and no interest accrues to the purchaser prior to the date of settlement. At the time the Trust makes the commitment to enter into a when-issued or delayed delivery transaction, it will record the transaction and thereafter reflect the value, each day, of such interest or security in determining the net asset value of the Trust. At the time of delivery, the value of the interest or security may be more or less than the purchase price. Since the Trust is dependent on the party issuing the when-issued or delayed delivery security to complete the transaction, failure by the other party to deliver the interest or security as arranged would result in the Trust losing an investment opportunity. The Trust will also establish a segregated account with its custodian bank in which it will maintain cash or high quality debt securities equal in value to commitments for such when-issued or delayed delivery interests or other securities; subject to this requirement, the Trust may enter into transactions on such basis without limit.

REPURCHASE AGREEMENTS

    When cash may be available for only a few days, it may be invested by the Trust in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Trust. These agreements, which may be viewed as a type of secured lending by the Trust, typically involve the acquisition by the Trust of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Trust will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral"), which is held by the Trust's custodian, at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Trust will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Trust to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Trust will follow procedures adopted by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions, whose financial condition will be continually monitored by the Investment Advisor. In addition, the value of the collateral underlying the repurchase agreement will be maintained at a level at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Trust will seek to liquidate such collateral. However, the exercising of the Trust's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Trust could suffer a loss. In addition, to the extent that the Trust's security interest in the collateral may not be properly perfected, the Trust could suffer a loss up to the entire amount of the collateral. It is the policy of the Trust not to invest in repurchase agreements that do not mature within seven days if any such investments amount to more than 10% of its total assets.

REVERSE REPURCHASE AGREEMENTS

    The Trust may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Trust. A reverse repurchase agreement is an instrument under which the Trust may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Trust at an agreed upon price on an agreed upon date. The value of the underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Trust's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Trust under a reverse repurchase agreement could decline below the price at which the Trust is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Trust and as such would be subject to the restrictions on borrowing described below under "Investment Restrictions." The Trust will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

LENDING OF PORTFOLIO SECURITIES

    Consistent with applicable regulatory requirements, the Trust may lend its portfolio securities to brokers, dealers and financial institutions, provided that such loans are callable at any time by the Trust (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 102% of the market value, determined daily, of the loaned securities. The advantage of such loans is that the Trust continues to receive the income on collateral, which will be invested in short-term obligations. The Trust will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets.

    A loan may be terminated by the borrower on one business day's notice, or by the Trust on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Trust could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Investment Advisor to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Trust. Any gain or loss in the market price during the loan period would inure to the Trust. The creditworthiness of firms to which the Trust lends its portfolio securities will be monitored on an ongoing basis by the Investment Advisor pursuant to procedures adopted and reviewed, on an ongoing basis, by the Trustees of the Trust.

    When voting on consent rights which accompany loaned securities pass to the borrower, the Trust will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Trust's investment in such loaned securities. The Trust will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

BORROWING

    The Trust may borrow money from a bank for temporary or emergency purposes or to effect a tender offer for its Shares provided that immediately after such borrowing the amount borrowed does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). If, due to market fluctuations or other reasons, the value of the Trust's assets falls below the foregoing required coverage requirement, the Trust, within three business days, will reduce its bank debt to the extent necessary to comply with such requirement. To achieve such reduction, it is possible that the Trust may be required to sell portfolio securities at a time when it may be disadvantageous to do so.

    Borrowings other than for temporary or emergency purposes would involve additional risk to the Trust, since the interest expense may be greater than the income from or appreciation of the interests carried by the borrowing. The Trust may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. Investment activity will continue while the borrowing is outstanding. The purchase of additional interests while any borrowing is outstanding involves the speculative factor known as "leverage," which will increase the Trust's exposure to capital risk.

HEDGING AND RISK MANAGEMENT TRANSACTIONS

    The Trust is authorized to engage in various interest rate hedging transactions and risk management transactions, including interest rate swaps and the purchase and sale of interest rate caps and floors. These techniques are described in Appendix A. The Trust does not, however, presently intend to engage in such hedging and risk management transactions, and, if the Trust is offering its Shares, will not do so unless and until the Trust's prospectus is revised to reflect this change.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below have been adopted by the Trust as fundamental policies, which may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Trust. All other investment policies or practices, other than the Trust's investment policy with respect to Senior Loans, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. All percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total or net assets does not require elimination of any security from the portfolio.

    The Trust may not:

     1. Invest more than 25% of the Trust's total assets in the securities of any one issuer or, with respect to 50% of the Trust's total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Trust's total assets would then be invested in securities of a single issuer or if as a result the Trust would hold more than 10% of the outstanding voting securities of any single issuer. For purposes of this restriction and restriction number two, the Trust will consider a Borrower to be the issuer of a Participation and, with respect to Participations under which the Trust does not have privity with the Borrower or would not have a direct cause of action against the Borrower in the event of its failure to pay scheduled principal or interest, the Trust will also separately meet the requirements contained in this investment restriction and consider each person interpositioned between the Borrower and the Trust to be an issuer of the Participation.

     2. Invest 25% or more of the value of its total assets in securities of issuers in any one industry (the electric, gas, water and telephone utility industries will be treated as separate industries for purposes of this restriction); provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities; and provided further that the Trust will (once at least 80% of the Trust's assets are invested in Senior Loans) invest more than 25% and may invest up to 100% of its total assets in securities of issuers in the industry group consisting of financial institutions and their holding companies, including commercial banks, thrift institutions, insurance companies and finance companies. (See restriction number one for the definition of issuer for purposes of this restriction.)

     3. Invest in common stock, except that the Trust may acquire warrants or other equity securities incidental to the purchase of an interest in a Senior Loan.

     4. Invest in securities of any issuer if, to the knowledge of the Trust, any officer or trustee of the Trust or any officer or director of the Investment Advisor or DWR owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     5. Purchase or sell real estate or interests therein, commodities or commodity contracts except pursuant to the exercise by the Trust of its rights under Loan Agreements, except to the extent the interest in Senior Loans the Trust may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Trust may invest in are considered to be commodities or commodities contracts.

     6. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except pursuant to the exercise by the Trust of its rights under Loan Agreements. In addition, the Trust may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

     7. Write, purchase or sell puts, calls or combinations thereof, except for options on futures contracts or options on debt securities.

     8. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commissions, is involved and only if immediately thereafter not more than: (a) 5% of the Trust's total assets would be invested in any one such company and (b) 10% of the Trust's total assets would be invested in such securities. The Trust will rely on representations of Borrowers in Loan Agreements in determining whether such Borrowers are investment companies.

     9. Borrow money, except that the Trust may borrow from a bank for temporary or emergency purposes or for the repurchase of Shares, provided that immediately after such borrowing the amount borrowed does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities which are outstanding at the time).

    10. Pledge, mortgage or hypothecate its assets or assign or otherwise encumber them, except to secure borrowings effected within the limitations set forth in Restriction 9 (and then only to the extent of 33 1/3% of the value of the Trust's total assets) and except pursuant to reverse repurchase agreements as provided in this Prospectus. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.

    11. Issue senior securities, as defined in the 1940 Act, except insofar as the Trust may be deemed to have issued a senior security by reason of:
(a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) entering into the hedging transactions described in this prospectus, including Appendix A; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

    12. Make loans of money or securities, except: (a) by acquiring interests in Senior Loans and making other permitted investments in accordance with its investment objective; (b) by entering into repurchase agreements (provided that no more than 10% of the Trust's total assets will be invested in repurchase agreements that do not mature within seven days) or reverse repurchase agreements; and (c) by lending its portfolio securities (provided that the Trust may not lend its portfolio securities in excess of 25% of its total assets).

    13. Make short sales of securities.

    14. Purchase securities on margin. Neither the deposit of initial or variation margin in connection with hedging transactions nor short-term credits as may be necessary for the clearance of such transactions is considered the purchase of a security on margin.

    15. Engage in the underwriting of securities, except to the extent the Trust may be deemed to be an underwriter in connection with the sale of or granting of interests in Senior Loans or other securities acquired by the Trust.

    16. Make investments for the purpose of exercising control or management of any other issuer, except to the extent that exercise by the Trust of its rights under Loan Agreements would be deemed to constitute such control or participation.

    The Trust generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Trust's investment objective. For example, the Trust may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Trust considers it advantageous to purchase or sell securities. The Trust anticipates that the annual portfolio turnover rate of the Trust will be less than 100%. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Trust and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. In order to continue to qualify as a regulated investment company for federal income tax purposes, less than 30% of the annual gross income of the Trust must be derived from the sale of securities held by the Trust for less than three months. See "Taxation." The Trust's portfolio turnover rate for the fiscal year ended September 30, 1999 was 44%.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


    The Trustees and Executive Officers of the Trust and their principal occupations for at least the last five years and their affiliations, if any, with MSDW Advisors and with the 93 Morgan Stanley Dean Witter Funds are shown below.



     NAME, AGE, POSITION WITH THE TRUST
                 AND ADDRESS                   PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  ---------------------------------------------
Michael Bozic (58) ..........................  Vice Chairman of Kmart Corporation (Since
Trustee                                        December 1998); Director or Trustee of the
c/o Kmart Corporation                          Morgan Stanley Dean Witter Funds; formerly
3100 West Big Beaver Road                      Chairman and Chief Executive Officer of
Troy, Michigan                                 Levitz Furniture Corporation (November
                                               1995-November 1998) and President and Chief
                                               Executive Officer of Hills Department Stores
                                               (May 1991-July 1995); formerly variously
                                               Chairman, Chief Executive Officer, President
                                               and Chief Operating Officer (1987-1991) of
                                               the Sears Merchandise Group of Sears, Roebuck
                                               and Co.; Director of Weirton Steel
                                               Corporation.

Charles A. Fiumefreddo* (66) ................  Chairman, Director or Trustee and Chief
Chairman of the Board,                         Executive Officer of the Morgan Stanley Dean
Chief Executive Officer and Trustee            Witter Funds; formerly Chairman, Chief
Two World Trade Center                         Executive Officer and Director of MSDW
New York, New York                             Advisors, Morgan Stanley Dean Witter
                                               Distributors Inc. ("MSDW Distributors") and
                                               MSDW Services, Executive Vice President and
                                               Director of Dean Witter Reynolds Inc.
                                               ("DWR"), Chairman and Director of Morgan
                                               Stanley Dean Witter Trust FSB ("MSDW Trust"),
                                               and Director and/or officer of various MSDW
                                               subsidiaries (until June 1998).

     NAME, AGE, POSITION WITH THE TRUST
                 AND ADDRESS                   PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  ---------------------------------------------
Edwin J. Garn (67) ..........................  Director or Trustee of the Morgan Stanley
Trustee                                        Dean Witter Funds; formerly United States
c/o Huntsman Corporation                       Senator (R- Utah) (1974-1992) and Chairman,
500 Huntsman Way                               Senate Banking Committee (1980-1986);
Salt Lake City, Utah                           formerly Mayor of Salt Lake City, Utah
                                               (1971-1974); formerly Astronaut, Space
                                               Shuttle Discovery (April 12-19, 1985); Vice
                                               Chairman, Huntsman Corporation (chemical
                                               company); Director of Franklin Covey (time
                                               management systems), BMW Bank of North
                                               America, Inc. (industrial loan corporation),
                                               United Space Alliance (joint venture between
                                               Lockheed Martin and the Boeing Company) and
                                               Nuskin Asia Pacific (multilevel marketing);
                                               Member of the board of various civic and
                                               charitable organizations.

Wayne E. Hedien (65) ........................  Retired; Director or Trustee of the Morgan
Trustee                                        Stanley Dean Witter Funds; Director of the
c/o Mayer, Brown & Platt                       PMI Group, Inc. (private mortgage insurance);
Counsel to the Independent Trustees            Trustee and Vice Chairman of the Field Museum
1675 Broadway                                  of Natural History; formerly associated with
New York, New York                             the Allstate Companies (1966-1994), most
                                               recently as Chairman of the Allstate
                                               Corporation (March 1993-December 1994) and
                                               Chairman and Chief Executive Officer of its
                                               wholly-owned subsidiary, Allstate Insurance
                                               Company (July 1989-December 1994); director
                                               of various other business and charitable
                                               organizations.

Dr. Manuel H. Johnson (50) ..................  Senior Partner, Johnson Smick International,
Trustee                                        Inc., a consulting firm; Co-Chairman and a
c/o Johnson Smick International, Inc.          founder of the Group of Seven Council (G7C),
1133 Connecticut Avenue, N.W.                  an international economic commission;
Washington, D.C.                               Chairman of the Audit Committee and Director
                                               or Trustee of the Morgan Stanley Dean Witter
                                               Funds; Director of Greenwich Capital Markets,
                                               Inc. (broker-dealer) and NVR, Inc. (home
                                               construction); Chairman and Trustee of the
                                               Financial Accounting Foundation (oversight
                                               organization of the Financial Accounting
                                               Standards Board); formerly Vice Chairman of
                                               the Board of Governors of the Federal Reserve
                                               System (1986-1990) and Assistant Secretary of
                                               the U.S. Treasury (1982-1986).

     NAME, AGE, POSITION WITH THE TRUST
                 AND ADDRESS                   PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  ---------------------------------------------
Michael E. Nugent (63) ......................  General Partner, Triumph Capital, L.P., a
Trustee                                        private investment partnership; Chairman of
c/o Triumph Capital, L.P.                      the Insurance Committee and Director or
237 Park Avenue                                Trustee of the Morgan Stanley Dean Witter
New York, New York                             Funds; formerly Vice President, Bankers Trust
                                               Company and BT Capital Corporation
                                               (1984-1988); director of various business
                                               organizations.

Philip J. Purcell* (56) .....................  Chairman of the Board of Directors and Chief
Trustee                                        Executive Officer of MSDW, DWR and Novus
1585 Broadway                                  Credit Services Inc.; Director of MSDW
New York, New York                             Distributors; Director or Trustee of the
                                               Morgan Stanley Dean Witter Funds; Director
                                               and/or officer of various MSDW subsidiaries.

John L. Schroeder (69) ......................  Retired; Chairman of the Derivatives
Trustee                                        Committee and Director or Trustee of the
c/o Mayer, Brown & Platt                       Morgan Stanley Dean Witter Funds; Director of
Counsel to the Independent Trustees            Citizens Utilities Company
1675 Broadway                                  (telecommunications, gas, electric and water
New York, New York                             utility company); formerly, Executive Vice
                                               President and Chief Investment Officer of the
                                               Home Insurance Company (August 1991-September
                                               1995).

Mitchell M. Merin (46) ......................  President and Chief Operating Officer of
President                                      Asset Management of MSDW (since December
Two World Trade Center                         1998); President and Director (since April
New York, New York                             1997) and Chief Executive Officer (since June
                                               1998) of the Investment Manager and MSDW
                                               Services Company; Chairman, Chief Executive
                                               Officer and Director of the Distributor
                                               (since June 1998); Chairman and Chief
                                               Executive Officer (since June 1998) and
                                               Director (since January 1998) of MSDW Trust;
                                               Director of various MSDW subsidiaries;
                                               President of the Morgan Stanley Dean Witter
                                               Funds (since May 1999); Trustee of various
                                               Van Kampen investment companies (since
                                               December 1999); previously Chief Strategic
                                               Officer of the Investment Manager and MSDW
                                               Services Company and Executive Vice President
                                               of the Distributor (April 1997-June 1998),
                                               Vice President of the Morgan Stanley Dean
                                               Witter Funds (May 1997-April 1999), and
                                               Executive Vice President of Dean Witter,
                                               Discover & Co.

     NAME, AGE, POSITION WITH THE TRUST
                 AND ADDRESS                   PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
---------------------------------------------  ---------------------------------------------
Barry Fink (44) .............................  Executive Vice President (since December
Vice President, Secretary and General Counsel  1999), and Secretary and General Counsel
Two World Trade Center                         (since February 1997) and Director (since
New York, New York                             July 1998) of MSDW Advisors and MSDW
                                               Services; Senior Vice President (since March
                                               1997) and Assistant Secretary and Assistant
                                               General Counsel (since February 1997) of MSDW
                                               Distributors; Assistant Secretary of DWR
                                               (since August 1996); Vice President,
                                               Secretary and General Counsel of the Morgan
                                               Stanley Dean Witter Funds (since February
                                               1997); previously Senior Vice President
                                               (March 1997-December 1999), First Vice
                                               President (June 1993-February 1997), Vice
                                               President and Assistant Secretary and
                                               Assistant General Counsel of MSDW Advisors
                                               and MSDW Services and Assistant Secretary of
                                               the Morgan Stanley Dean Witter Funds.

Rajesh K. Gupta (39) ........................  Senior Vice President of MSDW Advisors,
Vice President                                 Director of the Taxable Fixed-Income Group
Two World Trade Center                         and Chief Administrative Officer of
New York, New York                             Investments of MSDW Advisors; Vice President
                                               of various Morgan Stanley Dean Witter Funds.

Sheila A. Finnerty (34) .....................  Senior Vice President of MSDW Advisors (since
Assistant Vice President                       December 1999); previously Vice President
Two World Trade Center                         (May 1998-December 1999), Assistant Vice
New York, New York                             President (May 1995-May 1998) and Senior
                                               Research Analyst (May 1993-May 1995) with
                                               MSDW Advisors.

Peter Gewirtz (34) ..........................  Vice President of MSDW Advisors (since
Assistant Vice President                       December 1999); previously Assistant Vice
Two World Trade Center                         President (May 1998-December 1999) and Senior
New York, New York                             Research Analyst (October 1996-May 1998) with
                                               MSDW Advisors and prior thereto Assistant
                                               Vice President of Industrial Bank of Japan
                                               (February 1994-October 1996).

Thomas F. Caloia (52) .......................  First Vice President and Assistant Treasurer
Treasurer                                      of MSDW Advisors, MSDW Distributors and MSDW
Two World Trade Center                         Services; Treasurer of the Morgan Stanley
New York, New York                             Dean Witter Funds.


------------------------
* Denotes Trustees who are "interested persons" of the Trust, as defined in the 1940 Act.

    In addition, RONALD E. ROBISON, Executive Vice President, Chief Administrative Officer and Director of MSDW Advisors and MSDW Services,
ROBERT S. GIAMBRONE, Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust and Director of MSDW Trust, and JOSEPH J. MCALINDEN, Executive Vice President and Chief Investment Officer of MSDW Advisors and Director of MSDW Trust, are Vice Presidents of the Fund.



    In addition, MARILYN K. CRANNEY, TODD LEBO, LOU ANNE D. MCINNIS, CARSTEN OTTO, AND RUTH ROSSI, First Vice Presidents and Assistant General Counsels of MSDW Advisors and MSDW Services, and NATASHA KASSIAN, Assistant Vice President and Assistant General Counsel of MSDW Advisors, are Assistant Secretaries of the Fund.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

    The Board of Trustees consists of eight (8) trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 92 Morgan Stanley Dean Witter Funds, comprised of 127 portfolios. As of November 30, 1999, the Morgan Stanley Dean Witter Funds had total net assets of approximately $140 billion and more than six million shareholders.


    Six Trustees (75% of the total number) have no affiliation or business connection with MSDW Advisors or any of its affiliated persons and do not own any stock or other securities issued by MSDW Advisors' parent company, MSDW. These are the "disinterested" or "independent" Trustees.

    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time.

    All of the Independent Trustees serve as members of the Audit Committee. In addition, three of the Trustees, including two Independent Trustees, serve as members of the Derivatives Committee and the Insurance Committee. During the calendar year ended December 31, 1998, the Audit Committee, the Derivatives Committee, the Insurance Committee and the Independent Trustees held a combined total of twelve meetings.

    The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and reviewing the adequacy of the Trust's system of internal controls.

    The Board of each Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Trust with respect to derivative investments, if any, made by the Trust.

    Finally, the Board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS
    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.

TRUSTEE AND OFFICER INDEMNIFICATION.
    The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

COMPENSATION OF INDEPENDENT TRUSTEES
    The Trust pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Trust. The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Trust for their services as Trustee.

    The following table illustrates the compensation paid to the Trust's Independent Trustees by the Fund for the fiscal year ended September 30, 1999.

                               TRUST COMPENSATION

                                                                  AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                     FROM THE FUND
---------------------------                                     --------------
Michael Bozic.................................................    $1,550
Edwin J. Garn.................................................     1,600
Wayne E. Hedien...............................................     1,650
Dr. Manuel H. Johnson.........................................     2,100
Michael E. Nugent.............................................     1,933
John L. Schroeder.............................................     1,933

    The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 1998 for services to the 90 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1998.

            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS

                                TOTAL CASH
                             COMPENSATION FOR
                              SERVICES TO 90
                              MORGAN STANLEY
NAME OF                        DEAN WITTER
INDEPENDENT TRUSTEE               FUNDS
-------------------          ----------------
Michael Bozic..............      $120,150
Edwin J. Garn..............       132,450
Wayne E. Hedien............       132,350
Dr. Manuel H. Johnson......       155,681
Michael E. Nugent..........       159,731
John L. Schroeder..........       160,731

    As of the date of this PROSPECTUS, 55 of the Morgan Stanley Dean Witter Funds, including the Trust, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.
------------------------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

    The following table illustrates the retirement benefits accrued to the Trust's Independent Trustees by the Fund for the fiscal year ended
September 30, 1999 and by the 55 Morgan Stanley Dean Witter Funds (including the
Fund) for the year ended December 31, 1998, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the Trust as of September 30, 1999 and from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1998.

  RETIREMENT BENEFITS FROM THE TRUST AND ALL MORGAN STANLEY DEAN WITTER FUNDS

                                     FOR ALL ADOPTING FUNDS            RETIREMENT             ESTIMATED ANNUAL
                                  -----------------------------         BENEFITS                  BENEFITS
                                    ESTIMATED                          ACCRUED AS                   UPON
                                    CREDITED                            EXPENSES               RETIREMENT(2)
                                      YEARS         ESTIMATED     ---------------------     --------------------
                                  OF SERVICE AT   PERCENTAGE OF               BY ALL          FROM     FROM ALL
                                   RETIREMENT       ELIGIBLE       BY THE    ADOPTING         THE      ADOPTING
NAME OF INDEPENDENT TRUSTEE       (MAXIMUM 10)    COMPENSATION     TRUST       FUNDS         TRUST      FUNDS
---------------------------       -------------   -------------   --------  -----------     --------  ----------
Michael Bozic...................        10           60.44%         $384      $22,377        $  937    $ 50,850
Edwin J. Garn...................        10           60.44           567       35,225           937      50,850
Wayne E. Hedien.................         9           51.37           725       41,979           796      43,225
Dr. Manuel H. Johnson...........        10           60.44           234       14,047           937      50,850
Michael E. Nugent...............        10           60.44           400       25,336           937      50,850
John L. Schroeder...............         8           50.37           761       45,117           801      43,157

------------------------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

    As of the date of this PROSPECTUS, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.

INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

    The Trust has retained the Investment Advisor to manage the Trust's assets, including the placing of orders for the purchase and sale of portfolio securities, pursuant to an Investment Advisory Agreement with MSDW Advisors (the "Advisory Agreement"). See "The Trust and Its Advisor" for a detailed description of the Advisory Agreement.

    The Investment Advisor obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to manage continuously the assets of the Trust in a manner consistent with its investment objective and policies. The Trust's Board of Trustees reviews the various services provided by the Investment Advisor to ensure that the Trust's general investment policies and programs are being properly carried out. Under the terms of the Advisory Agreement, the Investment Advisor pays the salaries of all personnel, including officers of the Trust, who are employees of the Investment Advisor.

    Expenses not expressly assumed by the Investment Advisor under the Advisory Agreement will be paid by the Trust. The expenses borne by the Trust include, but are not limited to: charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Trust's Shares in this continuous offering under federal and state securities laws; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees or retired employees of the Investment Advisor or any corporate affiliate thereof; all expenses incident to any dividend or distribution program; charges and expenses of any outside service used for pricing of the Trust's investments; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Trust or of the Investment Advisor (not including compensation or expenses of attorneys who are employees of the Investment Advisor) and independent accountants; membership dues of industry associations; interest on Trust borrowings; fees and expenses incident to Trust borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust's operation.

    As full compensation for the services furnished to the Trust, the Trust pays MSDW Advisors pursuant to the Advisory Agreement, monthly compensation calculated daily at an annual rate of 0.90% of average daily net assets on assets of the Trust up to $500 million, at an annual rate of 0.85% of average daily net assets on assets of the Trust exceeding $500 million up to $1.5 billion, at an annual rate of 0.825% of average daily net assets on assets of the Trust exceeding $1.5 billion up to $2.5 billion and at an annual rate of 0.80% of average daily net assets on assets of the trust exceeding
$2.5 billion. The sum of this fee and the administration fee is higher than that paid by most other investment companies. See "Administrator and Administration Agreement." For the fiscal years ended September 30, 1997, 1998 and 1999, the Trust accrued to MSDW Advisors total compensation of $9,981,012, $14,434,352 and $19,568,322, respectively.

    The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Advisor is not liable to the Trust or any of its shareholders for any act or omission by the Investment Advisor or for any losses sustained by the Trust or its shareholders. The Advisory Agreement in no way restricts the Investment Advisor from acting as investment manager or advisor to others.

    The Advisory Agreement was initially approved by the Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 20, 1997. The Advisory Agreement is substantially identical to a prior investment advisory agreement which was initially approved by the Trustees on December 23, 1992 and by the Trust's shareholders on February 25, 1993 (the "Prior Advisory Agreement"). The Advisory Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Advisory Agreement may be terminated at any time, without penalty, on 30 days' notice by the Trustees of the Trust, by the holders of a majority, as defined in the 1940 Act, of the outstanding Shares of the Trust, or by the Investment Advisor. The Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act).

    Under its terms, the Advisory Agreement with MSDW Advisors had an initial term ending April 30, 1999, and will continue from year to year thereafter, provided continuance of the Advisory Agreement is approved at least annually by the vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Trust, or by the Trustees of the Trust; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval. At their meeting held on April 22, 1999, the Trust's Board of Trustees, including all of the Independent Trustees, approved continuation of the Advisory Agreement until April 30, 2000.

ADMINISTRATOR AND ADMINISTRATION AGREEMENT
--------------------------------------------------------------------------------

    On December 31, 1993, MSDW Advisors effected an internal reorganization pursuant to which certain administrative activities previously performed by MSDW Advisors would instead be performed by Morgan Stanley Dean Witter Services Company Inc. (the "Administrator" or "MSDW Services"), a wholly-owned subsidiary of MSDW Advisors. Accordingly, the Administration Agreement between MSDW Advisors and the Trust was terminated and a new Administration Agreement between the Administrator and the Trust was entered into. The foregoing internal reorganization did not result in any change of the management of the Trust's Administrator. The nature and scope of the administrative services being provided to the Trust or any of the fees being paid by the Trust under the new Administration Agreement are identical to those of the previous Agreement. The term "Administrator" refers to MSDW Advisors prior to this reorganization and to MSDW Services after December 31, 1993. Morgan Stanley Dean Witter Distributors Inc., the Distributor of the Trust's shares, is an affiliate of MSDW Advisors and MSDW Services and a wholly-owned subsidiary of MSDW.


    In an earlier internal reorganization which took place in January, 1993, DWR's investment company-related operations, pursuant to which the administration activities that had been performed by DWR's InterCapital Division were assumed by the then new company, Morgan Stanley Dean Witter Advisors Inc., and the share distribution activities that had been performed by DWR were assumed by a separate new company, Morgan Stanley Dean Witter Distributors Inc. MSDW Advisors refers to the InterCapital Division of DWR prior to the internal reorganization and to Morgan Stanley Dean Witter Advisors Inc. after the reorganization. This internal reorganization did not result in a change of management of the Administrator or Distributor.


    Under the terms of the Administration Agreement, the Administrator maintains certain of the Trust's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and bookkeeping and certain legal services as the Trust may reasonably require in the conduct of its business, including the preparation of proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Administrator, necessary or desirable). In addition, the Administrator pays the salaries of all personnel, including officers of the Trust who are employees of the Administrator. The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Trust.


    As full compensation for the services and facilities furnished to the Trust and expenses of the Trust assumed by the Administrator, the Trust pays the Administrator monthly compensation calculated daily by applying the annual rate of 0.25% to the Trust's average daily net assets. The sum of this fee and the investment advisory fee is higher than that paid by most other investment companies. See "Investment Advisory Agreement." For the fiscal years ended September 30, 1997, 1998 and 1999, the Trust accrued to the Administrator total compensation of $2,862,062, $4,183,528 and $5,740,526, respectively.


    The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Trust or any of its shareholders for any act or omission by the Administrator or for any losses sustained by the Trust or its shareholders. The Administration Agreement in no way restricts the Administrator from acting as administrator or investment manager or advisor to others.

    The Administration Agreement was initially approved by the Trustees on April 17, 1996, in connection with the reincorporation of MSDW Services in the State of Delaware. The Administration Agreement is substantially identical to the prior administration agreement, initially approved by the Trustees on October 10, 1989, by the Investment Advisor as the sole shareholder on November 20, 1989 and by the Trust's shareholders at a Meeting of Shareholders on June 19, 1991 (the "Prior Administration Agreement"). At their meeting held on October 30, 1992, the Trustees of the Trust, including all the Trustees of the Trust who are not parties to the Administration Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), approved the assumption by MSDW Advisors of DWR's rights and duties under the Prior Administration Agreement, which assumption took place upon the reorganization described above. The Administration Agreement may be terminated at any time, without penalty, on thirty days notice by the Trustees of the Trust, by the holders of a majority, as defined in the 1940 Act, of the outstanding Shares of the Trust, or by the Administrator. The Administration Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act).


    Under its terms, the new Administration Agreement with MSDW Services had an initial term ending April 30, 1997, and provides that it will continue from year to year thereafter, provided continuance of the Administration Agreement is approved at least annually by the vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Trust, or by the Trustees of the Trust; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval. At their meeting held on April 22, 1999, the Trust's Board of Trustees, including all of the Independent Trustees, approved continuation of the Administration Agreement until April 30, 2000.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

    Subject to the general supervision of the Board of Trustees, the Investment Advisor is responsible for decisions to buy and sell interests in Senior Loans and other securities and effect hedging transactions for the Trust, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. With respect to interests in Senior Loans, the Trust generally will engage in privately negotiated transactions for their purchase or sale in which the Investment Advisor will negotiate on behalf of the Trust. The Trust may be required to pay fees, or forgo a portion of interest and any fees payable to the Trust, to the Selling Participant or the entity selling an Assignment to the Trust. The Investment Advisor will determine the Lenders and Selling Participants from whom the Trust will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. The secondary market for interests in Senior Loans is relatively illiquid. Although the Trust intends generally to hold interests in Senior Loans until maturity or prepayment of the Senior Loan, such illiquidity may restrict the ability of the Investment Advisor to locate in a timely manner persons willing to purchase the Trust's interests in Senior Loans at a fair price should the Trust desire to sell such interests. See "Investment Objective and Policies."

    With respect to portfolio securities other than Senior Loans, the Trust expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Such securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without charging a stated commission, although the price of the security usually includes a profit to the dealer. The Trust also expects that securities will be purchased at times in underwritten offerings, where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended
September 30, 1997, 1998 and 1999 the Trust did not pay any brokerage commissions.

    The policy of the Trust regarding purchases and sales of Senior Loans and securities and futures contracts for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Trust's policies, the Investment Advisor will effect transactions with those banks, brokers and dealers which the Investment Advisor believes provide the most favorable prices and who are capable of providing efficient executions. If the Investment Advisor believes such price and execution are obtainable from more than one bank, broker or dealer, it may give consideration to placing portfolio transactions with those banks, brokers and dealers who also furnish research and other services to the Trust or the Investment Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

    The information and services received by the Investment Advisor from banks, brokers and dealers may be of benefit to the Investment Advisor and its affiliates in the management of other accounts and may not in all cases benefit the Trust directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Advisor and thus reduce its expenses, it is of indeterminable value and the advisory fee paid to the Investment Advisor is not reduced by any amount that may be attributable to the value of such services.

    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan Stanley & Co. Incorporated ("MS & Co.") and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

    The net asset value per share of the Trust's Shares is determined by calculating the total value of the Trust's assets, deducting its total liabilities, and dividing the result by the number of Shares outstanding. The net asset value will be computed as of 4:00 p.m. New York time on each business day on which the New York Stock Exchange is open for trading (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). The Trust reserves the right to calculate the net asset value more frequently if deemed desirable.

    Interests in Senior Loans held by the Trust are currently valued at their fair value in accordance with procedures established in good faith by the Board of Trustees of the Trust. Under the procedures adopted by the Board of Trustees, interests in Senior Loans will be priced in accordance with a matrix which takes into account the relationship between the then current interest rate and interest rates payable on each Senior Loan, as well as the total number of days in each interest period and the period remaining until next interest rate determination or maturity of the Senior Loan. Adjustments in the matrix-determined price of a Senior Loan are made in the event of a default on a Senior Loan or a significant change in the creditworthiness of the Borrower and may also be required in the event of changes in pricing parameters for newly issued Senior Loans (e.g., interest rates are set at a higher or lower margin above the base lending rate than were Senior Loans in the Trust's portfolio). Loans purchased at a discount from par for reasons other than credit impairment are valued at cost and the discount is amortized to maturity. In assessing the creditworthiness of a Borrower, the primary focus is on the ability and intent of the Borrower to continue to meet its principal and interest payment obligations specified under the applicable Loan Agreement. Such factors as the Borrower's current and projected cash flow relative to its debt service requirements and liquidity are considered in this regard. S&P and Moody's ratings of any outstanding commercial paper of a Borrower may also be considered. The procedures are monitored by the Board of Trustees on an ongoing basis to insure that the values arrived at continue to represent fair value. Should the Board of Trustees determine that the market for Senior Loans has developed to the point where market quotations provided by banks, dealers or pricing services respecting interests in Senior Loans could reliably serve as a basis for valuing the Trust's portfolio securities, such quotations would be used as a basis for valuing interests in Senior Loans held by the Trust. Other portfolio securities traded in the over-the-counter market will be valued based upon closing bid prices; provided, however, that short-term securities with remaining maturities of less than 60 days will be valued at amortized cost. Other assets are valued at fair value in accordance with procedures established in good faith by the Board of Trustees of the Trust.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

    It is the Trust's present policy, which may be changed by the Board of Trustees, to declare daily and pay monthly dividends to shareholders from net investment income of the Trust. Distributions to holders of Shares cannot be assured, and the amount of each monthly distribution is expected to vary. The Trust intends to distribute all of the Trust's net investment income on an annual basis. Net investment income of the Trust consists of all interest income and fee and other ordinary income earned by the Trust on its portfolio assets, less all expenses of the Trust. The Trust will distribute its capital gains (after offset for any available loss carryovers), if any, at least once per year, but it may make such distributions on a more frequent basis to comply with the distribution requirements of the Tax Reform Act of 1986, as amended, but in all events in a manner consistent with the 1940 Act.

    All dividends and capital gains distributions are reinvested automatically in full and fractional Shares at the net asset value per Share determined on the payable date of such dividend or distribution. A shareholder may, at any time, by written notification to the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash rather than reinvested, in which event payment will be mailed on or about the payment date.

TAXATION
--------------------------------------------------------------------------------

    Because the Trust intends to distribute all of its net investment income and capital gains to shareholders and intends to otherwise comply with all the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"), it is not expected that the Trust will be required to pay any federal income tax on such income and capital gains. If, however, any such capital gains are retained, the Trust will pay federal income tax thereon. In such a case, the Trust may make an election pursuant to which shareholders would have to include such retained gains in their income but would be able to claim their share of the tax paid by the Trust as a credit against their individual federal income tax.

    Shareholders will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Trust. Such dividends and distributions derived from net investment income or short-term capital gains are taxable to the shareholders as ordinary income regardless of whether the shareholder receives such distributions in additional Shares or in cash. It is not expected that any portion of such dividends and distributions will be eligible for the corporate dividends received deduction.

    Long-term or short-term capital gains may be generated by the sale of portfolio securities and by certain transactions in options and futures contracts engaged in by the Trust. Distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Trust's shares and regardless of whether the distribution is received in additional Shares or in cash. The maximum tax on long-term capital gains applicable to individuals is 20%. Capital gains distributions are not eligible for the dividends-received deduction.

    Any distribution in excess of the Trust's earnings and profits will first reduce a shareholder's adjusted basis in his Shares to zero and, after such basis is reduced to zero, will constitute gain to the shareholder from the sale of Shares.

    A holder of Shares who either sells his Shares or, pursuant to a tender offer, tenders all Shares owned by such shareholder and any Shares considered owned by such shareholder under attribution rules contained in the Code will realize a taxable gain or loss depending upon such shareholder's basis in the Shares. Such gain or loss will generally be treated as capital gain or loss and will be long-term capital gain or loss if the Shares are held for more than one year. However, any loss on a sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distribution with respect to such Shares.

    If a tendering holder of Shares tenders less than all Shares owned by or attributed to such shareholder, and if the distribution to such shareholder does not otherwise qualify as a payment in exchange for stock, the proceeds received will be treated as a taxable dividend, return of capital or capital gain depending on the Trust's earnings and profits and the shareholder's basis in the tendered Shares. Also, if some tendering holders of Shares receive taxable dividends, there is a risk that non-tendering holders of Shares may be considered to have received a deemed distribution which may be a taxable dividend in whole or in part.

    The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The Trust anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax. If the Trust pays a dividend in January which was declared in the previous calendar quarter to shareholders of record on a date in such calendar quarter, then such dividend or distribution will be treated for tax purposes as being paid in December and will be taxable to shareholders as if received in December.

    Any dividend or capital gains distribution received by a shareholder from an investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the distribution of realized long-term capital gains, such distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Shares immediately prior to a distribution record date.

    The tax treatment of listed put and call options written or purchased by the Trust on debt securities and of futures contracts entered into by the Trust will generally be governed by Section 1256 of the Code, pursuant to which each such position held by the Trust will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of each taxable year of the Trust, and all gain or loss associated with transactions in such positions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Positions of the Trust which consist of at least one debt security and at least one option or futures contract which substantially diminishes the Trust's risk of loss with respect to such debt security could be treated as "mixed straddles" which are subject to the straddle rules of Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of debt securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles which reduce or eliminate the operation of the straddle rules. The Trust will monitor its transactions in options and futures contracts and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company under Subchapter M of the Code. Such tax elections may result in an increase in distributions of ordinary income (relative to long-term capital gain) to shareholders.

    The federal income tax treatment of interest rate swaps is not entirely clear. The Trust may be required to treat payments received under such arrangements as ordinary income and to amortize such payments under certain circumstances. The Trust will limit its activity in this regard in order to maintain its qualification as a regulated investment company.

    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

    After the end of each calendar year, shareholders will receive full information on their dividends and capital gains distributions for tax purposes. Shareholders who receive distributions of Shares which are automatically reinvested will generally be viewed as receiving a distribution equal to the fair market value of such Shares.

    To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Ordinary income dividends and distributions paid by the Trust to shareholders who are non-resident aliens will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

    The above discussion is only a brief summary of some of the significant tax consequences of investing in the Trust. Shareholders should consult their tax advisors regarding specific questions as to state or local taxes and as to the applicability of the foregoing to their current federal tax situation.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

GENERAL

    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, of $.01 par value ("Shares"). Share certificates will be issued to the holder of record of Shares upon request. Currently, Shares will be required to be held of record by the investor. The investor's broker may not be reflected as the record holder; however, arrangements for Shares to be held in "street name" may be implemented in the future.

    Shareholders are entitled to one vote for each Share held and to vote on matters submitted to meetings of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of at least a majority of its Shares represented in person or by proxy at a meeting at which a quorum is present or by written consent without a meeting. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. Shares have no preemptive or conversion rights and when issued are fully paid and non-assessable.

    The Trust's Declaration of Trust permits the Trustees to divide or combine the Shares into a greater or lesser number of Shares without thereby changing the proportionate beneficial interests in the Trust. Each Share represents an equal proportionate interest in the Trust with each other Share.

    The Trust may be terminated (i) by the affirmative vote of the holders of 66% of its outstanding Shares or (ii) by an instrument signed by a majority of the Trustees and consented to by the holders of two-thirds of the Trust's outstanding Shares. Upon termination of the Trust, the Trustees will wind up the affairs of the Trust, the Trust's business will be liquidated and the Trust's net assets will be distributed to the Trust's shareholders on a pro rata basis. If not so terminated, the Trust will continue indefinitely.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust documents include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the nature of the Trust's assets and operations, the possibility of the Trust being unable to meet its obligations is remote. Given the above limitations on shareholders' personal liability and the Trust's ability to meet its indemnification obligations, in the opinion of Massachusetts counsel to the Trust, the risk to Trust shareholders of personal liability is remote.

    The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust. Accordingly, the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

ANTI-TAKEOVER PROVISIONS

    The Trust presently has certain anti-takeover provisions in its Declaration of Trust which could have the effect of limiting the ability of other entities or persons to acquire control of the Trust, to cause it to engage in certain transactions or to modify its structure. A Trustee may be removed from office by a written instrument signed by at least two-thirds of the remaining trustees or by a vote of the holders of at least 66% of the Shares. In addition, the affirmative vote or consent of the holders of 66% of the Shares of the Trust (a greater vote than that required by the 1940 Act and greater than the required vote applicable to business corporations under state law) is required to authorize the conversion of the Trust from a closed-end to an open-end investment company, or generally to authorize any of the following transactions:

         (i) merger or consolidation of the Trust with or into any other corporation, association, trust or other organization;

        (ii) issuance of any securities of the Trust to any person or entity for cash;

        (iii) sale, lease or exchange of all or any substantial part of the assets of the Trust, to any entity or person (except assets having an aggregate fair market value of less than $1,000,000, aggregating similar transactions over a twelve-month period); or

        (iv) sale, lease or exchange to the Trust, in exchange for securities of the Trust, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000, aggregating similar transactions over a twelve-month period)

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding shares of the Trust. However, such 66% vote or consent will not be required with respect to the foregoing transactions where the Board of Trustees under certain conditions approves the transaction, in which case, with respect to (i) and (iii) above, a majority shareholder vote or consent will be required, and, with respect to (ii) and (iv) above, a shareholder vote or consent would be required. Furthermore, any amendment to the provisions in the Declaration of Trust requiring a 66% shareholder vote or consent for the foregoing transactions similarly requires a 66% shareholder vote or consent.

    The foregoing provisions will make more difficult a change in the Trust's management, or consummation of the foregoing transactions without the Trustee's approval, and would, in the event a secondary market were to develop in the Shares, have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. However, the Board of Trustees has considered these anti-takeover provisions and believes that they are in the shareholders' best interests and benefit shareholders by providing the advantage of potentially requiring persons seeking control of the Trust to negotiate with its management regarding the price to be paid and facilitating the continuity of the Trust's management. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

SHARE REPURCHASES AND TENDERS
--------------------------------------------------------------------------------

    The Board of Trustees of the Trust currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding Shares at the then current net asset value of the Shares. Although such tender offers, if undertaken and completed, will provide some liquidity for holders of the Shares, there can be no assurance that such tender offers will in fact be undertaken, completed or, if completed, that they will provide sufficient liquidity for all holders of Shares who may desire to sell such Shares. As such, investment in the Shares should be considered illiquid.

    Although the Board of Trustees believes that tender offers for the Shares generally would increase the liquidity of the Shares, the acquisition of Shares by the Trust will decrease the total assets of the Trust, and therefore, have the effect of increasing the Trust's expense ratio. Because of the nature of the Trust's investment objective and policies and the Trust's portfolio, the Investment Advisor anticipates potential difficulty in disposing of portfolio securities in order to consummate tender offers for the Shares. As a result, the Trust may be required to borrow money in order to finance repurchases and tenders. The Trust's Declaration of Trust authorizes the Trust to borrow money for such purposes.

    Even if a tender offer has been made, the Trustees' announced policy, which may be changed by the Trustees, is that the Trust cannot accept tenders if
(1) such transactions, if consummated, would (a) impair the Trust's status as a regulated investment company under the Code (which would make the Trust a taxable entity, causing the Trust's taxable income to be taxed at the Trust level) or (b) result in a failure to comply with applicable asset coverage requirements or (2) there is, in the judgment of the Trustees, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust,
(b) suspension of or limitation on prices for trading securities generally on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States or New York State, (d) limitation affecting the Trust or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect on the Trust or the holders of its Shares if Shares were repurchased. The Trustees may modify these conditions in light of experience.

    Any tender offer made by the Trust for its Shares will be at a price equal to the net asset value of the Shares determined at the close of business on the day the offer ends. During the pendency of any tender offer by the Trust, the Trust will establish procedures which will be specified in the tender offer documents to enable holders of Shares to ascertain readily such net asset value. Each offer will be made and holders of Shares notified in accordance with the requirements of the 1934 Act and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. If any tender offer, after consideration and approval by the Trustees, is undertaken by the Trust, the terms of such tender offer will set forth the maximum number of Shares (if less than all) that the Trust is willing to purchase pursuant to the tender offer. The Trust will purchase, subject to such maximum number of Shares tendered in accordance with the terms of the offer, all Shares tendered unless it determines to accept none of them. In the event that a number of Shares in excess of such maximum number of outstanding Shares are tendered in accordance with the Trust's tender offer, the Trust intends to purchase, on a pro rata basis, an amount of tendered Shares equal to such maximum number of the outstanding Shares or, alternatively, to extend the offering period and increase the number of Shares that the Trust is offering to purchase. The Trust will pay all costs and expenses associated with the making of any tender offer.

    During the fiscal year October 1, 1998 through September 30, 1999, the Trust completed four tender offers. The first tender offer commenced on November 18, 1998 and resulted in the tender of 3,883,009 Shares. The second tender offer commenced on February 17, 1999 and resulted in the tender of 4,537,358 Shares. The third tender offer commenced on May 17, 1999 and resulted in the tender of 5,125,270 Shares. The fourth tender offer commenced on August 18, 1999 and resulted in the tender of 5,473,419 shares.

    If the Trust must liquidate portfolio holdings in order to purchase Shares tendered, the Trust may realize gains and losses.

EARLY WITHDRAWAL CHARGE

    Any early withdrawal charge to defray distribution expenses will be charged in connection with Shares held for four years or less (calculated from the last day of the month in which the Shares were purchased) which are accepted by the Trust for repurchase pursuant to tender offers, except as noted below. The early withdrawal charge will be imposed on a number of Shares accepted for tender the value of which exceeds the aggregate value at the time the tender is accepted of
(a) all Shares in the account purchased more than four years prior to such acceptance, (b) all Shares in the account acquired through reinvestment of dividends and distributions, and (c) the increase, if any, of value of all other Shares in the account (namely those purchased within the four years preceding the acceptance) over the purchase price of such Shares. Accordingly, the early withdrawal charge is not imposed on Shares acquired through reinvestment of dividends and distributions or on any increases in the net asset value of Shares above the initial purchase price. The early withdrawal charge will be paid to the Investment Advisor. In determining whether an early withdrawal charge is payable, it is assumed that the acceptance of a repurchase offer would be made from the earliest purchase of Shares. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

YEAR OF REPURCHASE                     EARLY WITHDRAWAL
AFTER PURCHASE                              CHARGE
------------------                          ------
First................................       3.0%
Second...............................       2.5%
Third................................       2.0%
Fourth...............................       1.0%
Fifth and following..................       0.0%

    The following example will illustrate the operation of the early withdrawal charge. Assume that an investor purchases $1,000 of the Trust's Shares for cash and that 21 months later the value of the account has grown through the reinvestment of dividends and capital appreciation to $1,200. The investor then may submit for repurchase pursuant to a tender offer up to $200 of Shares without incurring an early withdrawal charge. If the investor should submit for repurchase pursuant to a tender offer $500 of Shares, an early withdrawal charge would be imposed on $300 of the Shares submitted. The charge would be imposed at the rate of 2.5% because it is in the second year after the purchase was made, and the charge would be $7.50. For the fiscal years ended September 30, 1997, 1998 and 1999, MSDW Advisors informed the Trust that it received approximately $1,296,000, $2,085,000 and $2,651,000, respectively, in withdrawal fees.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

    The Trust continuously offers Shares through Morgan Stanley Dean Witter Distributors Inc., which is acting as the distributor of the Shares, through certain broker-dealers, including Dean Witter Reynolds Inc. ("DWR"), which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The Trust or the Distributor may suspend the continuous offering of the Shares to the general public at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time.

    Morgan Stanley Dean Witter Distributors Inc. serves as distributor of the Trust's shares pursuant to a Distribution Agreement initially approved by the Trustees on October 30, 1992. The Distribution Agreement had an initial term ending April 30, 1994, and provides under its terms that it will continue from year to year thereafter if approved by the Board. At their meeting held on April 22, 1999, the Trustees, including all of the Independent Trustees, approved the continuation of the Distribution Agreement until April 30, 2000.

    None of the Trust, the Distributor or the Investment Advisor intends to make a secondary market in the Shares. Accordingly, there is not expected to be any secondary trading market in the Shares, and an investment in the Shares should be considered illiquid.

    The minimum investment in the Trust is $1,000. Subsequent purchases of $100 or more may be made by sending a check, payable to Morgan Stanley Dean Witter Prime Income Trust, directly to Morgan Stanley Dean Witter Trust FSB, an affiliate of the Distributor (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a Financial Advisor of DWR or other Selected Broker-Dealer representative. Certificates for Shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

    Shares of the Trust are sold through Morgan Stanley Dean Witter Distributors Inc. or a Selected Broker-Dealer on a normal three business day settlement basis; that is, payment generally is due on or before the third business day (settlement date) after the order is placed with the Distributor. Shares of the Trust purchased through the Distributor or a Selected Broker-Dealer are entitled to dividends beginning on the next business day following settlement date. Since the Distributor or a Selected Broker-Dealer forwards investors' funds on settlement date, they may benefit from the temporary use of the funds where payment is made prior thereto.

    The Shares are offered by the Trust at the then current net asset value per share next computed after the Distributor receives an order to purchase from an investor's dealer or directly from the investor. See "Determination of Net Asset Value." The Investment Advisor compensates the Distributor at a rate of 2.75% of the purchase price of Shares purchased from the Trust. The Distributor may reallow to dealers 2.5% of the purchase price of Shares of the Trust purchased by such dealers. If such Shares remain outstanding after one year from the date of their initial purchase, the Investment Advisor currently intends to compensate the Distributor at an annual rate equal to 0.10% of the net asset value of the Shares sold and remaining outstanding. Such 0.10% fee will begin accruing after one year from the date of the initial purchase of the Shares. The compensation to the Distributor described above is paid by the Investment Advisor from its own assets, which may include profits from the advisory fee payable under the Advisory Agreement, as well as borrowed funds. An early withdrawal charge payable to the Investment Advisor of up to 3.0% of the original purchase price of the Shares will be imposed on most Shares held for four years or less that are accepted for repurchase pursuant to a tender offer by the Trust. See "Share Repurchases and Tenders." The compensation paid to the Distributor, including compensation paid in connection with the purchase of Shares from the Trust, the annual payments referred to above and the early withdrawal charge, if any, described above, will not in the aggregate exceed the applicable limit (currently 7.25% of shareholders' purchases of Shares of the Trust) as determined from time to time by the National Association of Securities Dealers, Inc.

YIELD INFORMATION
--------------------------------------------------------------------------------

    The Trust may, from time to time, publish its yield. The yield on Trust Shares normally will fluctuate. Therefore, the yield for any given past period is not an indication or representation by the Trust of future yields or rates of return on its Shares. The Trust's yield is affected by changes in prevailing interest rates, average portfolio maturity and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield over a stated period of time.

    The yield of the Trust is computed by dividing the Trust's net investment income over a 30-day period by an average value (using the average number of Shares entitled to receive dividends and the net asset value per Share at the end of the period), all in accordance with the standardized yield formula prescribed by the SEC for open-end investment companies. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Trust's yield. For the 30-day period ended September 30, 1999, the Trust's yield, calculated pursuant to this formula, was 7.35%.

    On occasion, the Trust may compare its yield to (i) the Prime Rate, quoted daily in THE WALL STREET JOURNAL as the base rate on corporate loans at large U.S. money center commercial banks, (ii) one or more averages compiled by DONOGHUE'S MONEY FUND REPORT, a widely recognized independent publication that monitors the performance of money market mutual funds, (iii) the average yield reported by the BANK RATE MONITOR NATIONAL INDEX for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (iv) yield data published by Lipper Analytical Services, Inc., or (v) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. In addition, the Trust may compare the Prime Rate, the DONOGHUE'S averages and the other yield data described above to each other. As with yield quotations, yield comparisons should not be considered representative of the Trust's yield or relative performance for any future period.

CUSTODIAN, DIVIDEND DISBURSING AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Bank of New York, 100 Church Street, New York, New York 10007, is the Trust's custodian and has custody of all securities and cash of the Trust. The custodian, among other things, attends to the collection of principal and income and payment for collection of proceeds of securities bought and sold by the Trust. Any of the Trust's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

    Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311, an affiliate of Morgan Stanley Dean Witter Advisors Inc., the Trust's Investment Advisor, Morgan Stanley Dean Witter Services Company Inc., the Trust's Administrator and Morgan Stanley Dean Witter Distributors Inc., the Trust's Distributor, is the dividend disbursing and transfer agent of the Trust. Morgan Stanley Dean Witter Trust FSB charges the Trust an annual per shareholder account fee and is reimbursed for its out-of-pocket expenses.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Trust will send to shareholders semi-annual reports showing the Trust's portfolio and other information. An annual report, containing financial statements audited by independent accountants, together with their report thereon, will be sent to shareholders each year.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Barry Fink, Esq., who is an officer and the General Counsel of the Investment Advisor, is an officer and the General Counsel of the Trust.

EXPERTS
--------------------------------------------------------------------------------

    The September 30, 1999 financial statements of the Trust, included herein, have been so included in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

CODE OF ETHICS

    Directors, officers and employees of MSDW Advisors, MSDW Services and MSDW Distributors are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Morgan Stanley Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sales within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Morgan Stanley Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

SHAREHOLDER INQUIRIES

    All inquiries regarding the Trust should be directed to the Trust at the telephone number or address set forth on the front cover of this Prospectus.

    This Prospectus does not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the Rules and Regulations of the SEC.

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights (which appear under the heading "Financial Highlights" on page 7 of this Prospectus) present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Prime Income Trust (the "Trust") at September 30, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the nine years in the period then ended and for the period November 30, 1989 (commencement of operations) through September 30, 1990, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and, with respect to senior collateralized loans, the selling participants and agent banks, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
NOVEMBER 15, 1999

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1999

PRINCIPAL
AMOUNT IN                                                                                      COUPON       MATURITY
THOUSANDS                                                                                       RATE          DATE        VALUE
------------------------------------------------------------------------------------------------------------------------------------
            SENIOR COLLATERALIZED TERM LOANS (a) (b) (95.0%)
            ACCIDENT & HEALTH INSURANCE (0.2%)
 $  2,475   BRW Acquisition, Inc........................................................       7.25%        07/10/06  $    2,471,634
    2,475   BRW Acquisition, Inc........................................................        7.50        07/10/07       2,471,560
                                                                                                                      --------------
                                                                                                                           4,943,194
                                                                                                                      --------------
            AEROSPACE (1.5%)
   14,813   Avborne, Inc................................................................   8.56 to 8.75     06/30/05      14,805,346
    6,965   Decrane Aircraft Holdings, Inc..............................................        8.76        04/23/06       6,956,851
   17,382   Fairchild Holding Corp......................................................   8.63 to 8.68     04/30/06      17,380,511
                                                                                                                      --------------
                                                                                                                          39,142,708
                                                                                                                      --------------
            AIR FREIGHT/DELIVERY SERVICES (1.6%)
   12,882   Atlas Freighter Leasing II, Inc.............................................        7.50        05/29/04      12,867,858
    8,531   Erickson Air-Crane Co., L.L.C...............................................        9.01        12/31/04       8,520,756
    3,883   Evergreen International Aviation, Inc.......................................        8.62        05/31/02       3,881,840
    6,201   Evergreen International Aviation, Inc.......................................        8.54        05/07/03       6,200,382
    8,447   First Security Bank, National Association as Owner Trustee..................        8.68        05/07/03       8,445,753
                                                                                                                      --------------
                                                                                                                          39,916,589
                                                                                                                      --------------
            APPAREL (2.3%)
   14,462   American Marketing Industries, Inc..........................................   9.06 to 9.25     11/29/02      14,458,548
    3,900   American Marketing Industries, Inc..........................................   9.06 to 9.25     11/30/03       3,899,086
    2,709   American Marketing Industries, Inc..........................................   9.06 to 9.25     11/30/04       2,708,138
    4,186   American Marketing Industries, Inc..........................................   9.06 to 9.25     11/30/05       4,185,358
    7,039   Arena Brands, Inc...........................................................   8.66 to 9.39     06/01/02       7,027,781
    1,038   Arena Brands, Inc. (Revolver)...............................................  8.62 to 11.00     06/01/02       1,038,320
   18,000   St. John Knits International,
              Inc.......................................................................        9.38        07/31/07      17,985,780
    5,985   The William Carter Co.......................................................   7.79 to 7.97     10/30/03       5,980,940
                                                                                                                      --------------
                                                                                                                          57,283,951
                                                                                                                      --------------
            AUTO PARTS - O.E.M. (2.5%)
    9,900   Accuride Corp...............................................................        7.06        01/21/06       9,898,911
    7,500   Accuride Corp...............................................................        7.81        01/21/07       7,499,025
   11,542   AP Automotive Systems, Inc..................................................   7.56 to 7.69     12/19/05      11,541,601
    6,316   J.L. French Automotive Castings, Inc........................................        8.13        10/21/06       6,315,788

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                      COUPON       MATURITY
THOUSANDS                                                                                       RATE          DATE        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 $ 15,000   Meridian Automotive Systems, Inc............................................       8.25%        05/25/06  $   14,972,400
    5,960   Special Devices, Inc........................................................        8.56        12/15/05       5,959,167
    7,940   Stoneridge, Inc.............................................................        9.01        12/31/05       7,930,710
                                                                                                                      --------------
                                                                                                                          64,117,602
                                                                                                                      --------------
            AUTOMOTIVE AFTERMARKET (0.2%)
    2,056   Safelite Glass Corp.........................................................        8.50        12/23/04       2,053,787
    2,056   Safelite Glass Corp.........................................................        8.75        12/23/05       2,053,807
                                                                                                                      --------------
                                                                                                                           4,107,594
                                                                                                                      --------------
            BOOKS/MAGAZINE (1.9%)
   18,886   Advanstar Communications,
              Inc.......................................................................        7.88        04/30/05      18,885,622
    4,991   Advanstar Communications,
              Inc.......................................................................        8.38        06/30/07       4,990,842
   25,000   Ziff-Davis, Inc.............................................................        8.81        03/31/06      24,996,000
                                                                                                                      --------------
                                                                                                                          48,872,464
                                                                                                                      --------------
            BROADCAST/MEDIA (4.8%)
   20,000   Benedek Broadcasting Corp...................................................   8.69 to 8.70     11/20/07      19,964,741
   10,000   Black Entertainment Television, Inc.........................................        6.94        06/30/06       9,998,800
    9,750   Capstar Broadcasting Partners,
              Inc.......................................................................   7.31 to 7.38     11/30/04       9,693,758
    9,800   Capstar Broadcasting Partners,
              Inc.......................................................................        7.69        05/31/05       9,799,496
    6,400   Chancellor Media Corp.......................................................        7.56        06/30/05       6,400,103
    1,339   Chancellor Media Corp. (Revolver)...........................................   7.56 to 9.38     06/30/05       1,338,750
    2,850   Cumulus Media, Inc..........................................................        8.38        09/30/07       2,849,971
    1,900   Cumulus Media, Inc..........................................................        8.51        02/28/08       1,899,981
   15,000   Emmis Communications Corp...................................................        7.94        02/28/07      14,846,700
    6,579   Latin Communications, Inc...................................................       13.00        02/28/04       6,578,804
   19,000   Sinclair Broadcast Group, Inc...............................................        6.56        09/15/05      18,996,580
    7,425   Spartan Communications, Inc.................................................        8.63        06/30/05       7,424,852
   10,000   Susquehanna Media Co........................................................        7.94        06/30/08      10,000,100
                                                                                                                      --------------
                                                                                                                         119,792,636
                                                                                                                      --------------
            BUILDING MATERIALS (0.5%)
    3,011   Atrium Co., Inc.............................................................        8.53        06/30/05       3,007,328
    4,316   Atrium Co., Inc.............................................................   8.56 to 8.78     06/30/06       4,314,591
    6,000   Dayton Superior Corp........................................................        8.13        09/29/05       5,999,880
                                                                                                                      --------------
                                                                                                                          13,321,799
                                                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                      COUPON       MATURITY
THOUSANDS                                                                                       RATE          DATE        VALUE
------------------------------------------------------------------------------------------------------------------------------------
            CABLE TELEVISION (3.6%)
 $ 45,000   Charter Communications Operating, LLC.......................................  7.81 to 7.89%     03/18/08  $   44,996,911
   10,750   Classic Cable, Inc..........................................................   8.00 to 8.25     01/31/08      10,749,770
   17,500   General Cable Corp..........................................................        8.25        05/27/07      17,481,100
   15,000   RCN Corp....................................................................        8.88        06/03/07      14,996,550
    4,000   TWFanch-One Co..............................................................        8.00        12/31/07       3,990,520
                                                                                                                      --------------
                                                                                                                          92,214,851
                                                                                                                      --------------
            CASINO/GAMBLING (0.9%)
    5,519   Alliance Gaming Corp........................................................   8.56 to 8.62     01/31/05       5,517,653
    2,203   Alliance Gaming Corp........................................................   8.81 to 8.87     07/31/05       2,202,624
    5,000   Harrah's Jazz Co............................................................        6.06        04/30/05       4,997,450
   10,000   Palace Station Hotel & Casino, Inc..........................................        7.87        12/31/05       9,999,900
                                                                                                                      --------------
                                                                                                                          22,717,627
                                                                                                                      --------------
            CELLULAR TELEPHONE (1.8%)
    7,444   Centenial Cellular Operating
              Co. LLC...................................................................        8.64        05/31/07       7,408,988
    7,444   Centenial Cellular Operating
              Co. LLC...................................................................        8.89        11/30/07       7,408,839
   30,602   Microcell Connexions, Inc...................................................   8.51 to 8.63     03/01/06      30,594,521
                                                                                                                      --------------
                                                                                                                          45,412,348
                                                                                                                      --------------
            COAL MINING (0.6%)
   14,813   Quaker Coal Company, Inc....................................................       11.75        06/30/06      14,812,500
                                                                                                                      --------------
            CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (0.4%)
   10,000   Terex Corp..................................................................        8.68        03/06/06      10,000,000
                                                                                                                      --------------
            CONSUMER SPECIALTIES (1.0%)
    2,375   American Safety Razor Co....................................................   9.12 to 9.20     04/30/07       2,374,522
    8,307   Amscan Holdings, Inc........................................................   7.75 to 7.91     12/31/04       8,298,994
    5,563   Jet Plastica Industries, Inc................................................   7.69 to 8.00     12/31/02       5,558,935
    8,891   Jet Plastica Industries, Inc................................................   8.19 to 8.50     12/31/04       8,882,738
                                                                                                                      --------------
                                                                                                                          25,115,189
                                                                                                                      --------------
            CONSUMER SUNDRIES (0.8%)
      324   Corning Consumer Products
              Co. (Revolver)............................................................   7.00 to 7.51     04/09/05         323,527
   15,840   Corning Consumer Products
              Co........................................................................        7.38        10/09/06      15,837,624
    3,055   The Boyds Collection, Ltd...................................................   7.00 to 7.56     04/21/06       3,053,528
                                                                                                                      --------------
                                                                                                                          19,214,679
                                                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                      COUPON       MATURITY
THOUSANDS                                                                                       RATE          DATE        VALUE
------------------------------------------------------------------------------------------------------------------------------------
            CONSUMER/BUSINESS SERVICES (2.7%)
 $ 16,951   Bridge Information Systems,
              Inc.......................................................................  8.06 to 8.19%     05/29/03  $   16,951,111
    2,556   Bridge Information Systems,
              Inc. (Revolver)...........................................................   8.19 to 9.50     05/29/03       2,555,572
   19,950   Bridge Information Systems, Inc.............................................   8.06 to 8.31     05/29/05      19,949,202
    9,381   InfoUSA, Inc................................................................        8.94        06/30/06       9,381,102
    4,833   Prime Succession, Inc.......................................................   8.94 to 9.25     08/01/03       4,833,602
    4,833   Prime Succession, Inc. (Participation: Goldman Sachs & Co.) (d).............   8.94 to 9.25     08/01/03       4,833,602
    9,601   Rose Hills Co...............................................................        8.31        12/01/03       9,590,387
                                                                                                                      --------------
                                                                                                                          68,094,578
                                                                                                                      --------------
            CONTAINERS/PACKAGING (2.0%)
    1,778   Graham Packaging Co.........................................................        8.25        01/31/06       1,774,540
    8,172   Graham Packaging Co.........................................................   8.38 to 8.81     01/31/07       8,162,509
    7,500   Impaxx, Inc.................................................................   8.81 to 9.13     12/31/05       7,494,075
   10,000   LLS Corp....................................................................   8.30 to 8.75     07/31/06       9,994,363
    4,987   Mediapak Corp...............................................................  8.77 to 10.25     12/31/05       4,980,708
    4,987   Mediapak Corp...............................................................  8.88 to 10.50     12/31/06       4,981,490
    4,822   MPC Packaging Corp..........................................................       10.13        05/30/04       4,822,454
    9,174   Packaging Corporation of America............................................   8.63 to 9.50     04/12/07       9,172,115
                                                                                                                      --------------
                                                                                                                          51,382,254
                                                                                                                      --------------
            DISCOUNT CHAINS (0.5%)
   11,528   Tuesday Morning Corp........................................................        7.88        12/29/04      11,527,594
                                                                                                                      --------------
            DIVERSIFIED COMMERCIAL SERVICES (0.4%)
    9,950   Building One Services Corp..................................................   8.31 to 8.50     04/30/04       9,931,582
                                                                                                                      --------------
            DIVERSIFIED MANUFACTURING (1.6%)
    6,197   Chatham Technologies, Inc...................................................        8.44        08/18/03       6,196,703
    7,914   Chatham Technologies, Inc...................................................        8.94        08/18/05       7,914,649
    3,000   Desa International, Inc.....................................................        8.98        11/26/03       2,999,670
    6,755   Desa International, Inc.....................................................        9.00        11/26/04       6,747,772
    6,860   Doskocil Manufacturing Co...................................................        9.38        09/30/04       6,858,559
    9,554   Insilco Corp................................................................        9.13        11/24/05       9,554,029
                                                                                                                      --------------
                                                                                                                          40,271,382
                                                                                                                      --------------
            DRUGSTORE CHAINS (0.7%)
    9,850   Duane Reade, Inc............................................................        8.06        02/15/05       9,849,015
    6,683   Duane Reade, Inc............................................................   8.31 to 8.56     02/15/06       6,681,897
                                                                                                                      --------------
                                                                                                                          16,530,912
                                                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                      COUPON       MATURITY
THOUSANDS                                                                                       RATE          DATE        VALUE
------------------------------------------------------------------------------------------------------------------------------------
            E.D.P. SERVICES (0.3%)
 $ 14,738   DecisionOne Corp............................................................       10.00%       08/07/04  $    8,105,625
                                                                                                                      --------------
            EDUCATION (0.4%)
    9,258   Children's Discovery Centers of America.....................................   7.81 to 7.94     06/30/05       9,235,720
                                                                                                                      --------------
            ELECTRONIC COMPONENTS (1.9%)
    7,481   Communications Instruments,
              Inc.......................................................................   8.63 to 8.69     03/15/04       7,480,964
   13,944   Dynamic Details, Inc........................................................        7.88        04/22/05      13,943,721
    7,000   Knowles Electronics, Inc....................................................        8.60        06/29/07       6,987,680
    2,968   Viasystems Group, Inc.......................................................        8.75        03/31/04       2,964,622
    2,443   Viasystems Group, Inc.......................................................        8.79        06/30/04       2,440,274
   14,000   Viasystems Group, Inc.......................................................   9.18 to 9.19     06/30/05      13,997,495
                                                                                                                      --------------
                                                                                                                          47,814,756
                                                                                                                      --------------
            ELECTRONIC PRODUCTION EQUIPMENT (0.2%)
    5,706   Telex Communications, Inc...................................................   8.96 to 8.98     11/06/04       5,704,728
                                                                                                                      --------------
            ENERGY (0.6%)
   15,000   AES Texas Funding, LLC......................................................        8.13        03/06/00      14,999,700
                                                                                                                      --------------
            ENTERTAINMENT & LEISURE (1.1%)
    7,500   MGM Studios, Inc............................................................        8.25        03/31/06       7,499,475
    5,354   Premier Parks, Inc..........................................................   7.44 to 9.00     03/31/06       5,354,483
   16,038   Six Flag Theme Parks, Inc...................................................        8.19        11/30/04      16,037,256
                                                                                                                      --------------
                                                                                                                          28,891,214
                                                                                                                      --------------
            ENVIRONMENTAL SERVICES (2.5%)
   22,727   Allied Waste Industries, Inc................................................        8.19        07/30/06      22,727,273
   27,273   Allied Waste Industries, Inc................................................        8.44        07/30/07      27,272,763
   12,903   Environmental Systems Products Holdings, Inc................................        9.51        09/30/05      12,887,404
                                                                                                                      --------------
                                                                                                                          62,887,440
                                                                                                                      --------------
            FINANCE (0.7%)
    8,990   Blackstone Capital
              Company II, L.L.C.........................................................       11.75        11/30/00       8,990,066
    8,830   Wasserstein/C&A Holdings, L.L.C.............................................       10.00        11/30/00       8,813,283
                                                                                                                      --------------
                                                                                                                          17,803,349
                                                                                                                      --------------
            FLUID CONTROLS (0.4%)
    4,988   Mueller Group, Inc..........................................................        8.69        08/16/06       4,979,520
    4,988   Mueller Group, Inc..........................................................        8.94        08/16/07       4,979,520
                                                                                                                      --------------
                                                                                                                           9,959,040
                                                                                                                      --------------
            FOOD CHAINS (0.5%)
   12,438   Big V Supermarkets, Inc.....................................................        8.94        08/10/03      12,437,624
                                                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                      COUPON       MATURITY
THOUSANDS                                                                                       RATE          DATE        VALUE
------------------------------------------------------------------------------------------------------------------------------------
            FOOD & BEVERAGES (2.2%)
 $  9,250   B&G Foods, Inc..............................................................       8.63%        03/03/06  $    9,249,815
    7,425   Eagle Family Foods, Inc.....................................................   8.69 to 9.01     12/31/05       7,424,421
    8,415   Favorite Brands International, Inc..........................................        8.81        05/19/05       8,404,525
   12,375   Leon's Bakery, Inc..........................................................        8.38        06/03/05      12,374,752
    6,252   Specialty Food Corp. (Revolver).............................................   8.63 to 8.64     01/31/01       6,251,958
   10,725   Specialty Food Corp.........................................................        9.91        01/31/01      10,723,961
                                                                                                                      --------------
                                                                                                                          54,429,432
                                                                                                                      --------------
            HOME FURNISHINGS (0.5%)
    3,005   Sealy Mattress Co...........................................................        7.88        12/15/04       3,001,814
    2,165   Sealy Mattress Co...........................................................        8.13        12/15/05       2,162,662
    2,766   Sealy Mattress Co...........................................................        8.38        12/15/06       2,763,872
    1,424   Simmons Co..................................................................        8.69        10/29/05       1,424,533
    3,563   Simmons Co..................................................................        8.94        10/29/06       3,562,606
                                                                                                                      --------------
                                                                                                                          12,915,487
                                                                                                                      --------------
            HOSPITAL/NURSING MANAGEMENT (3.6%)
    5,969   Columbia - HealthONE, LLC...................................................        8.88        06/30/05       5,968,846
    7,014   Community Health Systems, Inc...............................................        8.50        12/31/03       7,005,352
    7,014   Community Health Systems, Inc...............................................        9.00        12/31/04       7,005,352
    5,232   Community Health Systems, Inc...............................................        9.25        12/31/05       5,226,650
    4,410   GEAC/Multicare Co., Inc.....................................................   9.49 to 9.51     09/30/04       4,404,957
    1,466   GEAC/Multicare Co., Inc.....................................................        9.74        06/01/05       1,466,089
    4,300   Genesis Health Ventures, Inc................................................   8.73 to 8.81     09/30/04       4,299,431
    4,290   Genesis Health Ventures, Inc................................................   8.98 to 9.06     06/01/05       4,289,289
   17,194   Integrated Health Services, Inc.............................................   8.56 to 8.88     09/30/04      17,181,195
    3,684   Magellan Health Services, Inc...............................................        8.00        02/12/05       3,680,985
    3,684   Magellan Health Services, Inc...............................................        8.25        02/12/06       3,680,949
    5,011   Paracelsus Healthcare Corp..................................................        8.38        03/31/03       5,011,011
    7,943   Paracelsus Healthcare Corp..................................................        8.63        03/31/04       7,942,698
   14,552   Ventas Realty Limited Partnership...........................................        8.14        10/30/99      14,551,938
                                                                                                                      --------------
                                                                                                                          91,714,742
                                                                                                                      --------------
            HOTELS/RESORTS (3.0%)
   15,000   Felcor Lodging Trust, Inc...................................................        7.88        03/31/04      14,999,850
   10,395   Meristar Hospitality Operating Partnership, L.P.............................        7.38        01/31/04      10,394,896
    4,727   Pebble Beach Company........................................................        8.63        07/30/06       4,727,226

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                      COUPON       MATURITY
THOUSANDS                                                                                       RATE          DATE        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 $ 20,000   Starwood Hotels & Resorts Worldwide, Inc....................................       9.13%        02/23/03  $   19,999,600
   10,000   Wyndham International, Inc..................................................        8.81        06/30/04       9,999,400
   15,000   Wyndham International, Inc..................................................        9.06        06/30/06      14,999,250
                                                                                                                      --------------
                                                                                                                          75,120,222
                                                                                                                      --------------
            INDUSTRIAL SPECIALTIES (0.8%)
   13,301   Advanced Glassfiber Yarns
              LLC.......................................................................        9.01        09/30/05      13,285,848
    5,955   Panolam Industries International, Inc.......................................   8.88 to 8.98     12/31/05       5,954,395
                                                                                                                      --------------
                                                                                                                          19,240,243
                                                                                                                      --------------
            INSURANCE BROKERS/SERVICES (0.5%)
    7,271   Acordia, Inc................................................................        7.69        12/31/04       7,257,849
    2,910   Willis Corroon Corp.........................................................        7.98        11/19/07       2,909,738
    2,910   Willis Corroon Corp.........................................................        8.23        02/19/08       2,909,709
                                                                                                                      --------------
                                                                                                                          13,077,296
                                                                                                                      --------------
            MAJOR CHEMICALS (0.6%)
    7,500   Huntsman ICI Chemicals LLC..................................................        8.50        06/30/07       7,491,075
    7,500   Huntsman ICI Chemicals LLC..................................................        8.63        06/30/08       7,499,850
                                                                                                                      --------------
                                                                                                                          14,990,925
                                                                                                                      --------------
            MANAGED HEALTH CARE (0.5%)
    9,595   Interim Healthcare, Inc.....................................................   8.64 to 9.24     02/29/04       9,590,068
    3,559   Interim Healthcare, Inc.....................................................   9.03 to 9.49     02/28/05       3,554,500
                                                                                                                      --------------
                                                                                                                          13,144,568
                                                                                                                      --------------
            MEDICAL SPECIALTIES (1.3%)
    2,954   Alaris Medical Systems, Inc.................................................        7.94        11/01/03       2,953,183
    2,954   Alaris Medical Systems, Inc.................................................        7.94        11/01/04       2,953,183
    4,641   Alaris Medical Systems, Inc.................................................        7.94        05/01/05       4,640,275
    6,234   Dade Behring, Inc...........................................................  8.24 to 10.13     06/30/06       6,233,813
    6,234   Dade Behring, Inc...........................................................  8.44 to 10.38     06/30/07       6,233,532
    2,455   Medical Specialties Group, Inc..............................................        8.88        06/30/01       2,454,496
    7,136   Medical Specialties Group, Inc..............................................        9.63        06/30/04       7,136,221
                                                                                                                      --------------
                                                                                                                          32,604,703
                                                                                                                      --------------
            MEDICAL/NURSING SERVICES (2.5%)
    1,965   Alliance Imaging, Inc.......................................................   7.88 to 8.00     12/18/03       1,964,927
    4,913   Alliance Imaging, Inc.......................................................   7.88 to 8.44     06/18/04       4,910,574
   12,902   Alliance Imaging, Inc.......................................................   7.88 to 8.44     12/18/04      12,901,416
    6,983   Alliance Imaging, Inc.......................................................   8.13 to 8.69     06/18/05       6,979,654
    8,147   FHC Health Systems, Inc.....................................................        7.81        04/30/05       8,145,572
    8,147   FHC Health Systems, Inc.....................................................        8.06        04/30/06       8,145,572
   10,400   Quest Diagnostics, Inc......................................................        8.72        08/16/06      10,398,752
    9,600   Quest Diagnostics, Inc......................................................   9.27 to 9.7      08/16/07       9,592,944
                                                                                                                      --------------
                                                                                                                          63,039,411
                                                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                      COUPON       MATURITY
THOUSANDS                                                                                       RATE          DATE        VALUE
------------------------------------------------------------------------------------------------------------------------------------
            MOTOR VEHICLES (0.1%)
 $  3,400   Asbury Automotive Texas Holdings L.L.C......................................       9.06%        03/31/05  $    3,399,830
                                                                                                                      --------------
            MOVIES/ENTERTAINMENT (1.3%)
    9,967   Panavision, Inc.............................................................   8.79 to 8.94     03/31/05       9,947,948
    8,904   United Artists Theatre Co...................................................  9.69 to 11.50     04/21/06       8,903,589
   13,355   United Artists Theatre Co...................................................  9.69 to 11.50     04/21/07      13,341,088
                                                                                                                      --------------
                                                                                                                          32,192,625
                                                                                                                      --------------
            MULTI-SECTOR COMPANIES (1.1%)
    2,205   Mafco Finance Corp. (Revolver)..............................................   9.31 to 9.52     04/28/00       2,202,735
   25,442   Mafco Finance Corp..........................................................        9.52        04/28/00      25,413,304
                                                                                                                      --------------
                                                                                                                          27,616,039
                                                                                                                      --------------
            NEWSPAPERS (0.2%)
    4,925   21st Century Newspapers, Inc................................................        7.81        09/15/05       4,924,557
                                                                                                                      --------------
            OFFICE EQUIPMENT/SUPPLIES (1.4%)
   14,962   Global Imaging Systems, Inc.................................................        8.63        06/30/06      14,962,201
   19,970   US Office Products Co.......................................................        7.89        06/09/06      19,970,170
                                                                                                                      --------------
                                                                                                                          34,932,371
                                                                                                                      --------------
            OILFIELD SERVICES/EQUIPMENT (1.8%)
   20,000   Plains Scurlock Permian, L.P................................................        8.47        05/12/04      19,997,600
   15,000   Transmontaigne, Inc.........................................................        8.69        06/30/06      15,000,450
   10,000   US Synthetic Corp...........................................................   8.81 to 9.02     05/31/05       9,989,679
                                                                                                                      --------------
                                                                                                                          44,987,729
                                                                                                                      --------------
            OTHER CONSUMER SERVICES (0.6%)
    7,800   PCA International, Inc......................................................        8.76        08/25/05       7,791,576
    7,882   Volume - Services, Inc......................................................        9.31        12/31/06       7,872,395
                                                                                                                      --------------
                                                                                                                          15,663,971
                                                                                                                      --------------
            OTHER METALS/MINERALS (1.2%)
    7,635   CII Carbon, Inc.............................................................        8.52        06/25/08       7,625,477
    1,699   U.S. Silica Corp. (Revolver)................................................   7.56 to 9.00     06/30/04       1,697,835
   14,966   U.S. Silica Corp............................................................        7.93        06/30/06      14,956,589
    5,000   U.S. Silica Corp............................................................        8.88        12/31/06       4,999,900
                                                                                                                      --------------
                                                                                                                          29,279,801
                                                                                                                      --------------
            OTHER PHARMACEUTICALS (0.8%)
   19,838   King Pharmaceuticals, Inc...................................................        9.24        12/22/06      19,815,543
                                                                                                                      --------------
            OTHER SPECIALTY STORES (1.3%)
    4,900   Caribbean Petroleum, LP.....................................................        8.81        09/30/05       4,894,855
    5,045   Cumberland Farms, Inc. (Participation Merrill Lynch
              & Co., Inc.) (c)..........................................................        9.75        12/31/00       5,045,019
    7,500   Petro Stopping Centers, L.P.................................................        8.56        07/23/06       7,492,125

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                      COUPON       MATURITY
THOUSANDS                                                                                       RATE          DATE        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 $ 14,924   The Pantry, Inc.............................................................       8.89%        01/31/06  $   14,924,113
                                                                                                                      --------------
                                                                                                                          32,356,112
                                                                                                                      --------------
            PACKAGED FOODS (0.5%)
    9,607   Formax, Inc.................................................................  8.19 to 10.00     06/30/05       9,591,799
    2,612   Southern Foods Group, L.P...................................................        8.44        03/04/06       2,611,925
                                                                                                                      --------------
                                                                                                                          12,203,724
                                                                                                                      --------------
            PAINTS/COATINGS (0.3%)
    7,500   Metokote Corp...............................................................        9.26        11/02/05       7,490,175
                                                                                                                      --------------
            PAPER (1.6%)
    7,149   Alabama Pine Pulp Co.,
              Inc. (d)..................................................................        9.38        06/30/03       6,791,064
    3,325   Alabama Pine Pulp Co.,
              Inc. (d)..................................................................        9.38        06/30/05       1,866,237
    4,429   Alabama Pine Pulp Co.,
              Inc. (d)..................................................................       10.75        12/31/08         182,934
    8,524   Alabama River Newsprint Co. (Participation: Toronto Dominion Bank) (c)......   7.38 to 7.63     12/31/02       8,103,527
    8,872   Bear Island Paper Company, LLC..............................................        8.38        12/31/05       8,871,846
    5,655   Crown Paper Co. (Revolver)..................................................  8.25 to 10.00     08/22/02       5,655,170
    8,103   Crown Paper Co..............................................................  8.81 to 10.50     08/22/03       8,102,432
                                                                                                                      --------------
                                                                                                                          39,573,210
                                                                                                                      --------------
            PRECISION INSTRUMENTS(0.6%)
    4,892   Dynatech Corp...............................................................        7.75        03/31/05       4,886,293
    4,892   Dynatech Corp...............................................................        8.00        03/31/06       4,886,293
    4,892   Dynatech Corp...............................................................        8.25        03/31/07       4,886,293
                                                                                                                      --------------
                                                                                                                          14,658,879
                                                                                                                      --------------
            PRINTING/PUBLISHING (2.3%)
    5,000   American Media Operations, Inc..............................................   8.63 to 8.88     04/01/07       4,998,050
   10,656   Cygnus Publishing, Inc......................................................        8.24        06/05/05      10,655,504
   17,500   Hollinger International Publishing, Inc.....................................       10.25        12/31/04      17,500,000
   10,879   The Sheridan Group, Inc.....................................................        8.31        01/30/05      10,878,036
    3,292   Von Hoffman Press, Inc......................................................        7.76        05/30/04       3,287,221
   10,690   Von Hoffman Press, Inc......................................................        7.76        05/30/05      10,677,671
                                                                                                                      --------------
                                                                                                                          57,996,482
                                                                                                                      --------------
            RECREATIONAL PRODUCTS/TOYS (0.9%)
    7,205   Ritvik Toys, Inc............................................................        8.75        02/08/03       7,203,419
    7,205   Ritvik Toys, Inc............................................................        9.38        02/08/04       7,203,346
      913   Spalding Holdings Corp......................................................        7.79        09/30/03         912,607
    3,494   Spalding Holdings Corp. (Revolver)..........................................   7.79 to 9.75     09/30/03       3,493,695
    1,828   Spalding Holdings Corp......................................................        8.23        09/30/04       1,827,458

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                      COUPON       MATURITY
THOUSANDS                                                                                       RATE          DATE        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 $  1,828   Spalding Holdings Corp......................................................       8.79%        09/30/05  $    1,827,440
    1,052   Spalding Holdings Corp......................................................        9.29        03/30/06       1,052,092
                                                                                                                      --------------
                                                                                                                          23,520,057
                                                                                                                      --------------
            RENTAL/LEASING COMPANIES (2.7%)
   12,500   Avis Rent A Car, Inc........................................................        8.56        06/30/06      12,496,750
   12,500   Avis Rent A Car, Inc........................................................        8.81        06/30/07      12,496,750
   15,000   NationsRent, Inc............................................................        8.38        07/20/06      14,999,700
    5,573   Rent-A-Center, Inc..........................................................   7.63 to 7.64     01/31/06       5,572,900
    6,816   Rent-A-Center, Inc..........................................................   7.88 to 7.89     01/31/07       6,815,912
   14,963   United Rentals, Inc.........................................................        7.72        06/30/05      14,961,004
                                                                                                                      --------------
                                                                                                                          67,343,016
                                                                                                                      --------------
            RESTAURANTS (0.3%)
    6,825   Shoney's, Inc...............................................................  8.08 to 10.50     04/30/02       6,824,041
                                                                                                                      --------------
            RETAIL-SPECIALTY (1.1%)
   12,492   CSK Auto, Inc...............................................................        7.38        10/31/03      12,489,876
    8,791   HMV Media Group PLC.........................................................        8.26        02/25/06       8,787,684
    6,059   HMV Media Group PLC.........................................................        8.58        08/25/06       6,053,044
                                                                                                                      --------------
                                                                                                                          27,330,604
                                                                                                                      --------------
            SEMICONDUCTORS (1.5%)
    9,043   Fairchild Semiconductor Corp................................................        8.63        12/15/04       9,043,070
   10,000   Intersil Corp...............................................................        9.53        06/30/05       9,988,400
    3,925   Mitel Corp..................................................................        7.81        12/26/03       3,920,220
    7,222   Semiconductor Components Industries, LLC....................................        9.31        08/04/06       7,214,928
    7,778   Semiconductor Components Industries, LLC....................................        9.56        08/04/07       7,769,688
                                                                                                                      --------------
                                                                                                                          37,936,306
                                                                                                                      --------------
            SPECIALTY CHEMICALS (1.9%)
   10,000   Lyondell Petrochemical Co...................................................   8.67 to 8.69     06/30/03       9,888,815
   14,925   Lyondell Petrochemical Co...................................................        9.36        05/17/06      14,923,060
    6,842   Pioneer America Acqusitions
              Corp......................................................................   7.86 to 8.54     12/05/06       6,836,940
    8,100   Pioneer Americas, Inc.......................................................   7.88 to 8.66     12/05/06       8,092,032
    8,080   Vining Industries, Inc......................................................        8.57        03/31/05       8,071,352
                                                                                                                      --------------
                                                                                                                          47,812,199
                                                                                                                      --------------
            SPECIALTY STEELS (0.8%)
    9,875   ISPAT Inland, L.P...........................................................   7.69 to 7.76     07/16/05       9,859,211
    9,875   ISPAT Inland, L.P...........................................................   8.19 to 8.26     07/16/06       9,859,211
                                                                                                                      --------------
                                                                                                                          19,718,422
                                                                                                                      --------------
            TELECOMMUNICATION EQUIPMENT (1.6%)
    4,466   Channel Master, Inc.........................................................   9.06 to 9.34     10/10/05       4,461,233
   13,000   Pinnacle Towers, Inc........................................................        8.52        06/30/07      12,982,840
   22,063   Superior Telecom, Inc.......................................................   9.06 to 9.13     11/27/05      21,943,619
                                                                                                                      --------------
                                                                                                                          39,387,692
                                                                                                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                      COUPON       MATURITY
THOUSANDS                                                                                       RATE          DATE        VALUE
------------------------------------------------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS (5.2%)
 $ 10,526   Alaska Communications Systems Holdings, Inc.................................       8.50%        11/14/07  $   10,525,579
    9,474   Alaska Communications Systems Holdings, Inc.................................        8.75        05/14/08       9,472,926
    7,450   Davel Financing Co., LLC....................................................   9.72 to 9.76     06/23/05       7,435,959
   25,000   Global Crossing Holdings,
              Ltd.......................................................................        8.26        07/02/07      25,000,000
   15,000   IDT Corp....................................................................        8.75        05/10/04      14,971,200
    9,975   Infonet Sevice Corp.........................................................        8.26        06/30/06       9,962,033
   25,000   KMC Telecom, Inc............................................................        9.31        07/01/07      24,995,250
   10,000   Level 3 Communications, Inc.................................................       10.75        01/15/08      10,000,000
    7,528   MJD Communications, Inc.....................................................   8.13 to 8.25     03/31/06       7,522,909
    9,850   MJD Communications, Inc.....................................................  8.50 to 10.25     03/31/07       9,838,155
                                                                                                                      --------------
                                                                                                                         129,724,011
                                                                                                                      --------------
            TEXTILES (1.0%)
    8,000   Globe Manufacturing, Inc....................................................   8.57 to 9.32     07/31/06       7,993,389
    4,532   Joan Fabrics Corp...........................................................        8.16        06/30/05       4,532,055
    2,351   Joan Fabrics Corp...........................................................        8.66        06/30/06       2,350,715
   10,897   Polymer Group, Inc..........................................................   7.88 to 7.94     12/20/05      10,889,226
                                                                                                                      --------------
                                                                                                                          25,765,385
                                                                                                                      --------------
            TRANSPORTATION (1.4%)
    6,310   American Commercial Lines,
              LLC.......................................................................        7.56        06/30/06       6,307,547
    8,604   American Commercial Lines,
              LLC.......................................................................        7.81        06/30/07       8,600,853
    5,284   MTL, Inc....................................................................        7.63        02/28/05       5,284,222
    4,528   MTL, Inc....................................................................        7.88        02/28/06       4,529,333
    7,368   North American Van Lines, Inc...............................................        8.27        03/31/06       7,360,497
    3,591   Transportacion Ferroviaria Mexicana, S.A. de C.V............................        9.72        12/23/02       3,591,036
                                                                                                                      --------------
                                                                                                                          35,673,488
                                                                                                                      --------------
            WIRELESS COMMUNICATIONS (4.9%)
   13,684   Arch Paging, Inc............................................................       12.19        06/30/06      13,682,707
   10,000   Nextel Communications, Inc..................................................        9.06        03/31/07       9,874,400
   20,000   Nextel Finance Co...........................................................        8.31        09/30/06      19,977,600
   15,000   Nextel Partners Operating
              Corp......................................................................       10.19        01/29/08      14,836,350
   10,000   Nextel Partners Operating
              Corp......................................................................        9.77        07/29/08       9,988,200
   19,938   Omnipoint Communications,
              Inc.......................................................................   8.69 to 8.72     02/17/06      19,871,863
   11,000   Powertel PCS, Inc...........................................................        8.56        12/31/08      10,988,560
   14,000   Powertel PCS, Inc. (Participation: Goldman Sachs & Co.) (c).................   8.38 to 8.56     12/31/08      13,985,300

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                                      COUPON       MATURITY
THOUSANDS                                                                                       RATE          DATE        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 $ 10,000   Teligent, Inc...............................................................       8.45%        06/30/06  $    9,992,100
                                                                                                                      --------------
                                                                                                                         123,197,080
                                                                                                                      --------------

            TOTAL SENIOR COLLATERALIZED TERM LOANS
            (IDENTIFIED COST $2,397,386,167)........................................................................   2,388,163,607
                                                                                                                      --------------

            SENIOR NOTES (0.4%)
    1,613   London Fog Industries, Inc. (e).............................................       10.00        02/27/03         629,121
    9,563   Supercanal Holdings S.A. (Argentina)........................................        9.81        10/12/02       9,561,459
                                                                                                                      --------------

            TOTAL SENIOR NOTES
            (IDENTIFIED COST $11,452,484)...........................................................................      10,190,580
                                                                                                                      --------------

NUMBER OF
  SHARES
----------
            COMMON STOCK (a) (f) (0.0%)
            APPAREL
 129,050    London Fog Industries, Inc. (Restricted)
              (IDENTIFIED COST $2,258,908)............................................                    --
                                                                                                    --------------

NUMBER OF                                                                               EXPIRATION
 WARRANTS                                                                                  DATE
----------                                                                              ----------
            WARRANT (a) (f) (0.0%)
   7,931    London Fog Industries, Inc. (Restricted)
              (IDENTIFIED COST $1,722,237)............................................   02/27/05         --
                                                                                                    --------------

PRINCIPAL
AMOUNT IN                                                                       COUPON    MATURITY
THOUSANDS                                                                        RATE       DATE
----------                                                                    ----------  --------
            SHORT-TERM INVESTMENTS (4.0%)
            COMMERCIAL PAPER (g) (3.6%)
            FINANCE - CONSUMER
 $22,000    American Express Credit Corp....................................     5.44     10/01/99      22,000,000
  27,000    American Express Credit Corp. (h)...............................     5.40     10/04/99      26,987,850
  40,000    American Express Credit Corp. (h)...............................     5.28     10/08/99      39,958,933
                                                                                                    --------------

            TOTAL COMMERCIAL PAPER
            (AMORTIZED COST $88,946,783)..........................................................      88,946,783
                                                                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                       COUPON    MATURITY
THOUSANDS                                                                        RATE       DATE        VALUE
------------------------------------------------------------------------------------------------------------------
            REPURCHASE AGREEMENT (0.4%)
 $11,004    The Bank of New York (dated 09/30/99; proceeds $11,005,055) (i)
              (IDENTIFIED COST $11,003,527).................................     5.00%    10/01/99  $   11,003,527
                                                                                                    --------------

            TOTAL SHORT-TERM INVESTMENTS
            (IDENTIFIED COST $99,950,310).........................................................      99,950,310
                                                                                                    --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $2,512,770,106) (J)....................................................   99.4%    2,498,304,497

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..........................................    0.6        15,654,526
                                                                                          -----   ---------------

NET ASSETS..............................................................................  100.0%  $ 2,513,959,023
                                                                                          -----   ---------------
                                                                                          -----   ---------------

---------------------

(a) Valued using fair value procedures - total aggregate value is $2,398,354,187.
(b) Floating rate securities. Interest rates shown are those in effect at September 30, 1999.
(c) Participation interests were acquired through the financial institutions indicated parenthetically.
(d)  Payment in kind security.
(e)  Non-income producing security; note in default.
(f)  Non-income producing securities.
(g) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(h) All or a portion of these securities are segregated in connection with unfunded loan commitments.
(i) Collateralized by $11,247,330 U.S. Treasury Note 5.375% due 06/30/03 valued at $11,227,999.
(j) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $2,632,462 and the aggregate gross unrealized depreciation is $17,098,071, resulting in net unrealized depreciation of $14,465,609.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999

ASSETS:
Investments in securities, at value
  (identified cost $2,512,770,106)..........................................................  $2,498,304,497
Cash........................................................................................       3,735,088
Receivable for:
    Interest................................................................................      17,078,683
    Shares of beneficial interest sold......................................................       5,126,064
    Investments sold........................................................................         435,434
Prepaid expenses and other assets...........................................................       1,011,737
                                                                                              --------------

     TOTAL ASSETS...........................................................................   2,525,691,503
                                                                                              --------------

LIABILITIES:
Payable for:
    Investment advisory fee.................................................................       1,757,262
    Dividends to shareholders...............................................................       1,220,374
    Administration fee......................................................................         517,047
Accrued expenses and other payables.........................................................         304,585
Deferred loan fees..........................................................................       7,933,212
Commitments and contingencies (Note 7)......................................................        --
                                                                                              --------------

     TOTAL LIABILITIES......................................................................      11,732,480
                                                                                              --------------

     NET ASSETS.............................................................................  $2,513,959,023
                                                                                              ==============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................................................  $2,536,180,951
Net unrealized depreciation.................................................................     (14,465,609)
Accumulated undistributed net investment income.............................................         704,520
Accumulated net realized loss...............................................................      (8,460,839)
                                                                                              --------------

     NET ASSETS.............................................................................  $2,513,959,023
                                                                                              ==============

NET ASSET VALUE PER SHARE,
  254,813,996 SHARES OUTSTANDING
  (UNLIMITED SHARES AUTHORIZED OF $.01 PAR VALUE)...........................................           $9.87
                                                                                              ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1999

NET INVESTMENT INCOME:

INCOME
Interest......................................................................................  $183,155,103
Facility, amendment and other loan fees.......................................................     5,258,883
Other income..................................................................................       823,457
                                                                                                ------------

     TOTAL INCOME.............................................................................   189,237,443
                                                                                                ------------

EXPENSES
Investment advisory fee.......................................................................    19,568,322
Administration fee............................................................................     5,740,526
Transfer agent fees and expenses..............................................................     1,008,446
Professional fees.............................................................................       616,632
Registration fees.............................................................................       407,360
Shareholder reports and notices...............................................................       353,753
Facility fees.................................................................................       144,412
Custodian fees................................................................................       115,375
Trustees' fees and expenses...................................................................        16,145
Other.........................................................................................       151,925
                                                                                                ------------

     TOTAL EXPENSES...........................................................................    28,122,896

Less: expense offset..........................................................................       (33,238)
                                                                                                ------------

     NET EXPENSES.............................................................................    28,089,658
                                                                                                ------------

     NET INVESTMENT INCOME....................................................................   161,147,785
                                                                                                ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain.............................................................................     1,067,708
Net change in unrealized depreciation.........................................................   (13,449,451)
                                                                                                ------------

     NET LOSS.................................................................................   (12,381,743)
                                                                                                ------------

NET INCREASE..................................................................................  $148,766,042
                                                                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                        FOR THE YEAR        FOR THE YEAR
                                                                           ENDED               ENDED
                                                                      SEPTEMBER 30, 1999  SEPTEMBER 30, 1998
------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income...............................................    $  161,147,785      $  119,953,468
Net realized gain (loss)............................................         1,067,708         (10,227,863)
Net change in unrealized depreciation...............................       (13,449,451)          2,829,220
                                                                        --------------      --------------

     NET INCREASE...................................................       148,766,042         112,554,825

Dividends from net investment income................................      (159,065,743)       (120,722,134)

Net increase from transactions in shares of beneficial interest.....       527,549,296         660,273,515
                                                                        --------------      --------------

     NET INCREASE...................................................       517,249,595         652,106,206

NET ASSETS:
Beginning of period.................................................     1,996,709,428       1,344,603,222
                                                                        --------------      --------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $704,520 AND
    DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME OF $552,409,
    RESPECTIVELY)...................................................    $2,513,959,023      $1,996,709,428
                                                                        ==============      ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED SEPTEMBER 30, 1999

INCREASE (DECREASE) IN CASH:

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net investment income......................................................................  $   161,147,785
Adjustments to reconcile net investment income to net cash provided by operating activities:
Increase in receivables and other assets related to operations.............................       (4,819,335)
Increase in payables related to operations.................................................          239,476
Net loan fees received.....................................................................        8,407,380
Amortization of loan fees..................................................................       (5,258,883)
Accretion of discounts.....................................................................         (399,778)
                                                                                             ---------------

     NET CASH PROVIDED BY OPERATING ACTIVITIES.............................................      159,316,645
                                                                                             ---------------

CASH FLOWS USED FOR INVESTING ACTIVITIES:
Purchases of investments...................................................................   (1,547,470,530)
Principal repayments/sales of investments..................................................      904,621,846
Net sales/maturities of short-term investments.............................................      113,054,438
                                                                                             ---------------

     NET CASH USED FOR INVESTING ACTIVITIES................................................     (529,794,246)
                                                                                             ---------------

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
Shares of beneficial interest sold.........................................................      649,548,611
Shares tendered............................................................................     (188,124,450)
Dividends from net investment income (net of reinvested dividends of $69,946,361)..........      (88,658,423)
                                                                                             ---------------

     NET CASH PROVIDED BY FINANCING ACTIVITIES.............................................      372,765,738
                                                                                             ---------------

NET INCREASE IN CASH.......................................................................        2,288,137

CASH BALANCE AT BEGINNING OF YEAR..........................................................        1,446,951
                                                                                             ---------------

CASH BALANCE AT END OF YEAR................................................................  $     3,735,088
                                                                                             ===============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Prime Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income consistent with the preservation of capital. The Trust was organized as a Massachusetts business trust on August 17, 1989 and commenced operations on November 30, 1989.

The Trust offers and sells its shares to the public on a continuous basis. The Trustees intend, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its outstanding shares of beneficial interest at the then current net asset value of such shares.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) The Trustees believe that, at present, there are not sufficient market quotations provided by banks, dealers or pricing services respecting interests in senior collateralized loans ("Senior Loans") to corporations, partnerships and other entities ("Borrower") to enable the Trust to properly value Senior Loans based on available market quotations. Accordingly, until the market for Senior Loans develops, interests in Senior Loans held by the Trust are valued at their fair value in accordance with procedures established in good faith by the Trustees. Under the procedures adopted by the Trustees, interests in Senior Loans are priced using a matrix which takes into account the relationship between current interest rates and interest rates payable on each Senior Loan, as well as the total number of days in each interest period and the period remaining until the next interest rate determination or maturity of the Senior Loan. Adjustments in the matrix-determined price of a Senior Loan will be made in the event of a default on a Senior Loan or a significant change in the creditworthiness of the Borrower. The fair values determined in accordance with these procedures may differ significantly from the market values that would have been used had a ready market for the Senior Loans existed; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price; (3) all other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1999, CONTINUED

sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Interest income is accrued daily except where collection is not expected. When the Trust buys an interest in a Senior Loan, it may receive a facility fee, which is a fee paid to lenders upon origination of a Senior Loan and/or a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Trust amortizes the facility fee and accrues the commitment fee over the expected term of the loan. When the Trust sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are amortized over the expected term of the loan.

C. SENIOR LOANS -- The Trust invests primarily in Senior Loans to Borrowers. Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

Some of the Trust's Senior Loans are "Revolver Loans." For these loans, the Trust commits to provide funding up to the face amount of the loan. The amount drawn down by the borrower may vary during the term of the loan.

D. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1999, CONTINUED

reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Advisor"), the Trust pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Trust determined as of the close of each business day: 0.90% to the portion of the daily net assets not exceeding $500 million; 0.85% to the portion of the daily net assets exceeding $500 million but not exceeding $1.5 billion; and 0.825% to the portion of daily net assets exceeding $1.5 billion. Effective May 1, 1999 the Agreement was amended to reduce the annual rate to 0.80% of the portion of daily net assets in excess of $2.5 billion.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Advisor pays the salaries of all personnel, including officers of the Trust, who are employees of the Investment Advisor.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with Morgan Stanley Dean Witter Services Company Inc. (the "Administrator"), an affiliate of the Investment Advisor, the Trust pays an administration fee, calculated daily and payable monthly, by applying the annual rate of 0.25% to the Trust's daily net assets.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/principal repayments of portfolio securities, excluding short-term investments, for the year ended September 30, 1999 aggregated $1,547,470,530 and $905,057,280, respectively.

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1999, CONTINUED

Shares of the Trust are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Advisor and Administrator. Pursuant to a Distribution Agreement between the Trust, the Investment Advisor and the Distributor, the Investment Advisor compensates the Distributor at an annual rate of 2.75% of the purchase price of shares purchased from the Trust. The Investment Advisor will compensate the Distributor at an annual rate of 0.10% of the value of shares sold for any shares that remain outstanding after one year from the date of their initial purchase. Any early withdrawal charge to defray distribution expenses will be charged to the shareholder in connection with shares held for four years or less which are accepted by the Trust for repurchase pursuant to tender offers. For the year ended September 30, 1999, the Investment Advisor has informed the Trust that it received approximately $2,651,000 in early withdrawal charges.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Advisor and Administrator, is the Trust's transfer agent. At September 30, 1999, the Trust had transfer agent fees and expenses payable of approximately $8,300.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,742. At September 30, 1999, the Trust had an accrued pension liability of $52,116 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. FEDERAL INCOME TAX STATUS

At September 30, 1999, the Trust had a net capital loss carryover of approximately $7,723,000 of which $62,000 will be available through September 30, 2004 and $7,661,000 will be available through September 30, 2007 to offset future capital gains to the extent provided by regulations.

As of September 30, 1999, the Trust had temporary book/tax differences primarily attributable to dividends payable and tax adjustments on revolver loans held by the Trust and permanent book/tax differences attributable to revolver loans sold by the Trust. To reflect reclassifications arising from the permanent differences, accumulated undistributed net investment income was charged $825,113 and accumulated net realized loss was credited $825,113.

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1999, CONTINUED

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                SHARES          AMOUNT
                                                              -----------   --------------
Balance, September 30, 1997.................................  135,154,983   $1,348,358,142
Shares sold.................................................   73,974,045      735,805,027
Shares issued to shareholders for reinvestment of
 dividends..................................................    5,468,432       54,381,913
Shares tendered (four quarterly tender offers)..............  (13,071,383)    (129,913,425)
                                                              -----------   --------------
Balance, September 30, 1998.................................  201,526,077    2,008,631,657
Shares sold.................................................   65,236,515      645,727,385
Shares issued to shareholders for reinvestment of
 dividends..................................................    7,070,460       69,946,361
Shares tendered (four quarterly tender offers)..............  (19,019,056)    (188,124,450)
                                                              -----------   --------------
Balance, September 30, 1999.................................  254,813,996   $2,536,180,953
                                                              ===========   ==============

On October 20, 1999, the Trustees approved a tender offer to purchase up to 12 million shares of beneficial interest to commence on November 17, 1999.

7. COMMITMENTS AND CONTINGENCIES

As of September 30, 1999, the Trust had unfunded loan commitments pursuant to the following loan agreements:

                                                               UNFUNDED
BORROWER                                                      COMMITMENT
--------                                                      -----------
Arena Brands, Inc...........................................  $ 1,045,000
Bridge Information Systems, Inc.............................      222,222
Chancellor Media Corp.......................................    4,261,250
Corning Consumer Products Co................................      676,364
Crown Paper Co..............................................    2,056,500
Jet Plastica Industries, Inc................................    2,702,703
Mafco Finance Corp..........................................    3,246,923
Spalding Holdings Corp......................................    2,388,235
Spectrasite Communications, Inc. (Revolver).................      714,286
Spectrasite Communications, Inc. (Term Loan)................    4,285,714
Teligent, Inc. (Multi-Draw).................................    6,666,667
Teligent, Inc. (Revolver)...................................    3,333,333
Tenneco Automotive..........................................   10,000,000
U.S. Silica Co. (Working Capital)...........................    1,302,000
                                                              -----------
                                                              $42,901,197
                                                              ===========

The total value of securities segregated for unfunded loan commitments was $49,954,433.

                                                                      APPENDIX A

HEDGING TRANSACTIONS
--------------------------------------------------------------------------------

    INTEREST RATE AND OTHER HEDGING TRANSACTIONS. The Trust may in the future enter into various interest rate hedging and risk management transactions; however, it does not presently intend to engage in such transactions and will do so only after providing 30 days' written notice to shareholders. If in the future the Trust were to engage in such transactions, it expects to do so primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Trust owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Trust's portfolio. In addition, with respect to fixed-income securities in the Trust's portfolio or to the extent an active secondary market develops in interests in Senior Loans in which the Trust may invest, the Trust may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. The Trust will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the Trust's portfolio or obligations incurred by the Trust. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Trust's portfolio securities. The Investment Advisor currently actively utilizes various hedging techniques in connection with its management of other fixed income portfolios and the Trust believes that the Investment Advisor possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Trust will incur brokerage and other costs in connection with its hedging transactions.

    The types of hedging transactions in which the Trust is most likely to engage are interest rate swaps and the purchase or sale of interest rate caps or floors. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. The purchase of an interest rate cap entitles the Purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which payment obligations are determined, although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor.

    In circumstances in which the Investment Advisor anticipates that interest rates will decline, the Trust might, for example, enter into an interest rate swap as the floating rate payor. In the case where the Trust purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Trust's counterparty would pay the Trust amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Trust would receive in respect of floating rate assets being hedged. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Trust would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the financial instruments being hedged.

    The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Investment Advisor's ability to predict correctly the direction and degree of movements in interest rates. Although the Trust believes that use of the hedging and risk management techniques described above will benefit the Trust, if the Investment Advisor's judgment about the direction or extent of the movement in interest rates is incorrect, the Trust's overall performance would be worse than if it had not entered into any such transactions. For example, if the Trust had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Trust would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

    Any interest rate swaps entered into by the Trust would usually be done on a net basis, i.e., where the two parties make net payments with the Trust receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as any such hedging transactions entered into by the Trust will be for good-faith risk management purposes, the Investment Advisor and the Trust believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its investment restrictions on borrowing. The net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid portfolio securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Trust's custodian.

    The Trust will not enter into interest rate swaps, caps or floors if on a net basis the aggregate notional principal amount with respect to such agreement exceeds the net assets of the Trust. Thus, the Trust may enter into interest rate swaps, caps or floors with respect to its entire portfolio.

    There is no limit on the amount of interest rate swap transactions that may be entered into by the Trust. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Trust is contractually obligated to make. If the other party to an interest rate swap defaults, the Trust's risk of loss consists of the net amount of interest payments that the Trust contractually is entitled to receive. The creditworthiness of firms with which the Trust enters into interest rate swaps, caps or floors will be monitored on an ongoing basis by the Investment Advisor pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Trust. If a default occurs by the other party to such transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Trust's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps.

    The Trust is also authorized to enter into hedging transactions involving financial futures and options, but presently believes it is unlikely that it would enter into such transactions. The Trust may also invest in any new financial products which may be developed to the extent determined by the Board of Trustees to be consistent with its investment objective and otherwise in the best interests of the Trust and its shareholders. The Trust will engage in such transactions only to the extent permitted under applicable law and after providing 30 days' written notice to shareholders.

Morgan Stanley Dean Witter Prime Income Trust

Two World Trade Center
New York, New York 10048

TRUSTEES
---------------------------------------------

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
---------------------------------------------


Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and
General Counsel


Rajesh K. Gupta
Vice President


Sheila A. Finnerty
Assistant Vice President



Peter Gewirtz
Assistant Vice President


Thomas F. Caloia
Treasurer

CUSTODIAN
---------------------------------------------

The Bank of New York
100 Church Street
New York, New York 10007

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
---------------------------------------------

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
---------------------------------------------

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT ADVISOR
---------------------------------------------

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

ADMINISTRATOR
---------------------------------------------

Morgan Stanley Dean Witter Services Company Inc.
Two World Trade Center
New York, New York 10048

DISTRIBUTOR
---------------------------------------------

Morgan Stanley Dean Witter Distributors Inc.
Two World Trade Center
New York, New York 10048

MORGAN STANLEY
DEAN WITTER
PRIME INCOME TRUST

[PHOTO]


              PROSPECTUS -- DECEMBER 20, 1999